Securities Act File No. 333-22309
Investment Company Act File No. 811-08071

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Post-Effective Amendment No. 45 ☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 45 ☒

(Check appropriate box or boxes)

LAZARD RETIREMENT SERIES, INC.

(Exact Name of Registrant as Specified in Charter)

(212) 632-6000

(Registrant’s Telephone Number, including Area Code)

30 Rockefeller Plaza, New York, New York 10112

(Address of Principal Executive: Number, Street, City, State, Zip Code)

Nathan A. Paul, Esq.
30 Rockefeller Plaza
New York, New York 10112
(Name and Address of Agent for Services)

Copy to:
Janna Manes, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2012 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (DATE) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (DATE) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

May 1, 2012

Lazard Retirement Series Prospectus

U.S. Equity

Lazard Retirement U.S. Equity Value Portfolio

Lazard Retirement U.S. Strategic Equity Portfolio

Lazard Retirement U.S. Small-Mid Cap Equity
   Portfolio

Global Equity

Lazard Retirement Global Listed Infrastructure Portfolio

International Equity

Lazard Retirement International Equity Portfolio

Lazard Retirement International Equity Select
   Portfolio

Lazard Retirement International Strategic Equity
   Portfolio

Lazard Retirement International Small Cap Equity
   Portfolio

Emerging Markets

Lazard Retirement Emerging Markets Equity
   Portfolio

Lazard Retirement Developing Markets
   Equity Portfolio

Lazard Retirement Emerging Markets
   Equity Blend Portfolio

Targeted Volatility

Lazard Retirement Multi-Asset Targeted
   Volatility Portfolio

Tactical Asset Allocation

Lazard Retirement Capital Allocator
   Opportunistic Strategies Portfolio

Service Shares and Investor Shares

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Lazard Retirement Series

 Lazard Retirement Series Table of Contents

▲

2	Summary Section	Carefully review this important section for
2	Lazard Retirement U.S. Equity Value Portfolio	information on the Portfolios’ investment
4	Lazard Retirement U.S. Strategic Equity Portfolio	objectives, fees and past performance and a
8	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	summary of the Portfolios’ principal investment
12	Lazard Retirement Global Listed Infrastructure Portfolio	strategies and risks.
15	Lazard Retirement International Equity Portfolio
19	Lazard Retirement International Equity Select Portfolio
22	Lazard Retirement International Strategic Equity Portfolio
25	Lazard Retirement International Small Cap Equity Portfolio
27	Lazard Retirement Emerging Markets Equity Portfolio
31	Lazard Retirement Developing Markets Equity Portfolio
34	Lazard Retirement Emerging Markets Equity Blend Portfolio

37	Lazard Retirement Multi-Asset Targeted Volatility Portfolio

41	Lazard Retirement Capital Allocator Opportunistic Strategies Portfolio
44	Additional Information about the Portfolios

45	Additional Information About Principal Investment Strategies and Principal Investment	Review this section for additional information on the
	Risks	Portfolios’ principal investment strategies and risks.

50	Fund Management	Review this section for details on the people and
50	Investment Manager	organizations who oversee the Portfolios.
51	Portfolio Management
51	Biographical Information of Principal Portfolio Managers
54	Administrator
54	Distributor
54	Custodian

55	Account Policies	Review this section for details on how shares are
55	Buying Shares	valued, how to purchase and sell shares
55	Market Timing/Excessive Trading	and payments of dividends and distributions.
56	Calculation of Net Asset Value
56	Distribution and Servicing Arrangements
57	Selling Shares
57	Dividends, Distributions and Taxes

58	Financial Highlights	Review this section for recent financial information.

63	Other Performance of the Investment Manager

	Back Cover	Where to learn more about the Portfolios.

Prospectus1

 Lazard Retirement Series Summary Section

▲

Lazard Retirement U.S. Equity Value Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of Lazard Retirement Series, Inc. (the “Fund”), but does not reflect the fees or charges imposed by the separate accounts of certain insurance companies (the “Participating Insurance Companies”) under variable annuity contracts (“VA contracts”) or variable life insurance policies (“VLI policies” and, together with VA contracts, the “Policies” and each, a “Policy”).

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.70%	.70%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*	.20%	.20%

Total Annual Portfolio Operating Expenses	1.15%	.90%

Fee Waiver and Expense Reimbursement**	.15%	.15%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.00%	.75%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2013, to the extent Total Annual Portfolio Operating Expenses exceed 1.00% and .75% of the average daily net assets of the Portfolio’s Service Shares and Investor Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors (the “Board”), and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver in year one only. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$102	$350

Investor Shares	$ 77	$272

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.

2Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively large U.S. companies with market capitalizations generally in the range of companies included in the Russell 1000® Value Index (ranging from approximately $123.9 million to $408.8 billion as of April 2, 2012) at the time of initial purchase by the Portfolio that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of U.S. companies. The Portfolio may invest up to 10% of its total assets in securities of non-U.S. companies that trade in U.S. markets.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value, such as investor perception. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Non-U.S. securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than U.S. dollars carry the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held in the Portfolio.

Performance Bar Chart and Table

Because the Portfolio has not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

J. Richard Tutino, portfolio manager/analyst on the Investment Manager’s U.S. Equity Value and U.S. Equity Select teams

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s U.S. Equity teams

Andrew D. Lacey, portfolio manager/analyst on various of the Investment Manager’s U.S. Equity and Global Equity teams

Nicholas Sordoni, portfolio manager/analyst on the Investment Manager’s U.S. Equity Value team

Ronald Temple, portfolio manager/analyst on various of the Investment Manager’s U.S. Equity teams and the Global Equity Select team

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 44.

Prospectus3

 Lazard Retirement Series Summary Section

▲

Lazard Retirement U.S. Strategic Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.70%	.70%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses	2.42%	2.42%	*

Total Annual Portfolio Operating Expenses	3.37%	3.12%

Fee Waiver and Expense Reimbursement**	2.37%	2.37%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.00%	.75%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using the “Other Expenses” for Service Shares from the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2013, to the extent Total Annual Portfolio Operating Expenses exceed 1.00% and .75% of the average daily net assets of the Portfolio’s Service Shares and Investor Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver in year one only. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$102	$814	$1,550	$3,497

Investor Shares	$ 77	$739	$1,427	$3,264

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 50% of the average value of its portfolio.

4Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Although the Portfolio generally focuses on large cap companies, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions and the Portfolio also may invest in mid cap and small cap companies.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of U.S. companies. The Portfolio may invest up to 15% of its total assets in securities of non-U.S. companies, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value, such as investor perception. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-U.S. securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than U.S. dollars carry the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held in the Portfolio.

Prospectus5

Performance Bar Chart and Table
Year-by-Year Total Returns for Service Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Retirement U.S. Strategic Equity Portfolio by showing the Portfolio’s year-by-year and average annual performance compared to those of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Service Shares has varied from year to year over the past 10 calendar years. Performance information does not reflect the fees or charges imposed by the Participating Insurance Companies under the Policies, and such fees will have the effect of reducing performance. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

As a new share Class, past performance information is not available for Investor Shares as of the date of this Prospectus. Investor Shares would have had annual returns substantially similar to those of Service Shares because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent of the different expense ratios of the Classes.

Best Quarter: 6/30/09 16.35% Worst Quarter: 12/31/08 -23.02%

Average Annual Total Returns
(for the periods ended December 31, 2011)

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Service Shares	3/18/98	1.96%	-1.33%	2.81%	2.79%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		2.11%	-0.25%	2.92%	2.89%

6Prospectus

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Christopher H. Blake, portfolio manager/analyst on various of the Investment Manager’s U.S. Equity teams, has been with the Portfolio since May 2007.

Robert A. Failla, portfolio manager/analyst on various of the Investment Manager’s U.S. Equity teams, has been with the Portfolio since May 2007.

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s U.S. Equity teams, has been with the Portfolio since May 2011.

Andrew D. Lacey, portfolio manager/analyst on various of the Investment Manager’s U.S. Equity and Global Equity teams, has been with the Portfolio since May 2003.

Ronald Temple, portfolio manager/analyst on various of the Investment Manager’s U.S. Equity teams and the Global Equity Select team, has been with the Portfolio since February 2009.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 44.

Prospectus7

 Lazard Retirement Series Summary Section

▲

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses	.15%	.15%	*

Total Annual Portfolio Operating Expenses	1.15%	.90%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using the “Other Expenses” for Service Shares from the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$117	$365	$633	$1,398

Investor Shares	$ 92	$287	$498	$1,108

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 98% of the average value of its portfolio.

8Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of small to mid capitalization U.S. companies. The Investment Manager considers “small-mid cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2500® Index (ranging from approximately $27.3 million to $12.2 billion as of April 2, 2012).

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small-mid cap U.S. companies. The Investment Manager focuses on relative value in seeking to construct a diversified portfolio of investments for the Portfolio that maintains sector and industry balance, using investment opportunities identified through bottom-up fundamental research conducted by the Investment Manager’s small cap, mid cap and global research analysts.

The Portfolio may invest up to 20% of its assets in equity securities of larger U.S. companies and may invest up to 10% of its total assets in equity securities of non-U.S. companies, including ADRs and GDRs.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value, such as investor perception. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Non-U.S. securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than U.S. dollars carry the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held in the Portfolio.

Prospectus9

Performance Bar Chart and Table
Year-by-Year Total Returns for Service Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Retirement U.S. Small-Mid Cap Equity Portfolio by showing the Portfolio’s year-by-year and average annual performance compared to those of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Service Shares has varied from year to year over the past 10 calendar years. Performance information does not reflect the fees or charges imposed by the Participating Insurance Companies under the Policies, and such fees will have the effect of reducing performance. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

As a new share Class, past performance information is not available for Investor Shares as of the date of this Prospectus. Investor Shares would have had annual returns substantially similar to those of Service Shares because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent of the different expense ratios of the Classes.

Best Quarter: 6/30/09 29.26% Worst Quarter: 12/31/08 -29.16%

Average Annual Total Returns
(for the periods ended December 31, 2011)

The Russell 2000/2500 Linked Index shown in the table is an unmanaged index created by the Investment Manager, which links the performance of the Russell 2000® Index for all periods through May 31, 2009 (when the Portfolio’s investment focus was changed from small cap companies to small-mid cap companies) and the Russell 2500 Index for all periods thereafter.

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Service Shares	11/4/97	-9.07%	0.25%	4.72%	6.01%

Russell 2500 Index (reflects no deduction for fees, expenses or taxes)		-2.51%	1.24%	6.57%	6.66%

Russell 2000/2500 Linked Index (reflects no deduction for fees, expenses or taxes)		-2.51%	0.77%	5.95%	5.28%

10Prospectus

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Daniel Breslin, portfolio manager/analyst on the Investment Manager’s U.S. Small-Mid Cap Equity and U.S. Mid Cap Equity teams, has been with the Portfolio since May 2007.

Michael DeBernardis, portfolio manager/analyst on the Investment Manager’s U.S. Small-Mid Cap Equity and Global Small Cap Equity teams, has been with the Portfolio since October 2010.

Robert A. Failla, portfolio manager/analyst on various of the Investment Manager’s U.S. Equity teams, has been with the Portfolio since October 2010.

Andrew D. Lacey, portfolio manager/analyst on various of the Investment Manager’s U.S. Equity and Global Equity teams, has been with the Portfolio since May 2003.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 44.

Prospectus11

 Lazard Retirement Series Summary Section

▲

Lazard Retirement Global Listed Infrastructure Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.90%	.90%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*	.58%	.58%

Total Annual Portfolio Operating Expenses	1.73%	1.48%

Fee Waiver and Expense Reimbursement**	.18%	.18%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.55%	1.30%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2013, to the extent Total Annual Portfolio Operating Expenses exceed 1.55% and 1.30% of the average daily net assets of the Portfolio’s Service Shares and Investor Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver in year one only. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$158	$528

Investor Shares	$132	$451

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.

12Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of infrastructure companies and concentrates its investments in industries represented by infrastructure companies. The Investment Manager focuses on companies with a minimum market capitalization of $250 million that own physical infrastructure and which the Investment Manager believes are undervalued.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications and other infrastructure companies, with securities listed on a national or other recognized securities exchange.

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in infrastructure companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Investment Manager allocates the Portfolio’s assets among various regions and countries, including the United States (but in no less than three different countries). The Portfolio may invest in equity securities of companies with some business activities located in emerging market countries.

The Investment Manager generally seeks to substantially hedge foreign currency exposure in the Portfolio back to the U.S. dollar by entering into foreign currency forward contracts, although the Portfolio’s total foreign currency exposure may not be fully hedged at all times.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value, such as investor perception. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to:

•	regulation by various government authorities, including rate regulation;

•	service interruption due to environmental, operational or other mishaps;

•	the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and

•	general changes in market sentiment towards infrastructure and utilities assets.

Non-U.S. securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-U.S. countries and companies in which the Portfolio invests. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, the capital markets in the U.S. and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue or worsen.

The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Prospectus13

Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates.

Forward currency contracts may reduce returns or increase volatility, perhaps substantially. Forward currency contracts are subject to the risk of default by the counterparty to the contracts and can be illiquid. These contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency. Use of forward currency contracts, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Performance Bar Chart and Table

Because the Portfolio has not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

John Mulquiney, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure team

Warryn Robertson, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure team

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 44.

14Prospectus

 Lazard Retirement Series Summary Section

▲

Lazard Retirement International Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses	.12%	.12%	*

Total Annual Portfolio Operating Expenses	1.12%	.87%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using the “Other Expenses” for Service Shares from the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$114	$356	$617	$1,363

Investor Shares	$ 89	$278	$482	$1,073

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39% of the average value of its portfolio.

Prospectus15

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of companies included in the Morgan Stanley Capital International (“MSCI®”) Europe, Australasia and Far East (“EAFE®”) Index (ranging from approximately $1.2 billion to $207.4 billion as of April 2, 2012) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries and may invest up to 30% of the Portfolio’s assets in securities of companies whose principal business activities are located in emerging market countries. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value, such as investor perception. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Non-U.S. securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than U.S. dollars carry the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held in the Portfolio.

The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-U.S. countries and companies in which the Portfolio invests. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, the capital markets in the U.S. and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue or worsen.

The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

16Prospectus

Performance Bar Chart and Table
Year-by-Year Total Returns for Service Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Retirement International Equity Portfolio by showing the Portfolio’s year-by-year and average annual performance compared to those of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Service Shares has varied from year to year over the past 10 calendar years. Performance information does not reflect the fees or charges imposed by the Participating Insurance Companies under the Policies, and such fees will have the effect of reducing performance. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

As a new share Class, past performance information is not available for Investor Shares as of the date of this Prospectus. Investor Shares would have had annual returns substantially similar to those of Service Shares because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent of the different expense ratios of the Classes.

Best Quarter: 6/30/09 19.00% Worst Quarter: 9/30/11 -17.92%

Average Annual Total Returns
(for the periods ended December 31, 2011)

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Service Shares	9/1/98	-7.27%	-3.46%	4.14%	2.58%

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)		-12.14%	-4.72%	4.67%	3.49%

Prospectus17

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Michael G. Fry, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since November 2005.

Michael A. Bennett, portfolio manager/analyst on the Investment Manager’s International Equity teams, has been with the Portfolio since May 2003.

Michael Powers, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since May 2003.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 44.

18Prospectus

 Lazard Retirement Series Summary Section

▲

Lazard Retirement International Equity Select Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.85%	.85%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*	.25%	.25%

Total Annual Portfolio Operating Expenses	1.35%	1.10%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$137	$428

Investor Shares	$112	$350

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.

Prospectus19

Principal Investment Strategies

The Portfolio invests primarily in equity securities, including ADRs, GDRs and common stocks, of relatively large non-U.S. companies with market capitalizations in the range of companies included in the MSCI EAFE Index (ranging from approximately $1.2 billion to $207.4 billion as of April 2, 2012) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio may invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value, such as investor perception. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Non-U.S. securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than U.S. dollars carry the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held in the Portfolio.

The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-U.S. countries and companies in which the Portfolio invests. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, the capital markets in the U.S. and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue or worsen.

Because the Portfolio may invest in a smaller number of issuers than other, more diversified, investment portfolios, the Portfolio’s net asset value (“NAV”) may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

20Prospectus

Performance Bar Chart and Table

Because the Portfolio has not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Michael G. Fry, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams

Michael A. Bennett, portfolio manager/analyst on the Investment Manager’s International Equity teams

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team

Kevin J. Matthews, portfolio manager/analyst on the Investment Manager’s International Equity Select team

Michael Powers, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 44.

Prospectus21

 Lazard Retirement Series Summary Section

▲

Lazard Retirement International Strategic Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*	.40%	.40%

Total Annual Portfolio Operating Expenses	1.40%	1.15%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$143	$443

Investor Shares	$117	$365

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.

22Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in countries represented by the MSCI EAFE Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Portfolio may invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The countries represented by the MSCI EAFE Index currently include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value, such as investor perception. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Non-U.S. securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than U.S. dollars carry the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held in the Portfolio.

The Portfolio’s performance will be influenced by political, social and economic factors affecting the non- U.S. countries and companies in which the Portfolio invests. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, the capital markets in the U.S. and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue or worsen.

Because the Portfolio may invest in a smaller number of issuers than other, more diversified, investment portfolios, the Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Performance Bar Chart and Table

Because the Portfolio has not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Mark Little, portfolio manager/analyst on the Investment Manager’s International Strategic Equity team

Michael A. Bennett, portfolio manager/analyst on the Investment Manager’s International Equity teams

Robin O. Jones, portfolio manager/analyst on the Investment Manager’s International Strategic Equity team

Prospectus23

Brian Pessin, portfolio manager/analyst on the Investment Manager’s Global, International and European Small Cap Equity teams

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 44.

24Prospectus

 Lazard Retirement Series Summary Section

▲

Lazard Retirement International Small Cap Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*	.25%	.25%

Total Annual Portfolio Operating Expenses	1.25%	1.00%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$127	$397

Investor Shares	$102	$318

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.

Prospectus25

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively small non-U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small non-U.S. companies” to be those non-U.S. companies with market capitalizations, at the time of initial purchase by the Portfolio, below $5 billion or in the range of the smallest 10% of companies included in the MSCI EAFE Index (based on market capitalization of the Index as a whole, which ranged from approximately $1.2 billion to $207.4 billion as of April 2, 2012).

In choosing stocks for the Portfolio, the Investment Manager looks for smaller, well-managed non-U.S. companies that the Investment Manager believes have the potential for growth. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value, such as investor perception. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-U.S. securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than U.S. dollars carry the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held in the Portfolio.

The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Performance Bar Chart and Table

Because the Portfolio has not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Brian Pessin, portfolio manager/analyst on the Investment Manager’s Global, International and European Small Cap Equity teams

Edward Rosenfeld, portfolio manager/analyst on the Investment Manager’s Global, International and European Small Cap Equity teams

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 44.

26Prospectus

 Lazard Retirement Series Summary Section

▲

This Portfolio is closed to investment by new participants. See page 55 for more information.

Lazard Retirement Emerging Markets Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses	.17%	.17%

Total Annual Portfolio Operating Expenses	1.42%	1.17%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$145	$449	$776	$1,702

Investor Shares	$119	$372	$644	$1,420

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 19% of the average value of its portfolio.

Prospectus27

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Emerging market countries include all countries represented by the MSCI Emerging Markets (“EM®”) Index, which currently includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value, such as investor perception. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Non-U.S. securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than U.S. dollars carry the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held in the Portfolio.

The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-U.S. countries and companies in which the Portfolio invests. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, the capital markets in the U.S. and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue or worsen.

The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

28Prospectus

Performance Bar Chart and Table
Year-by-Year Total Returns for Service Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Retirement Emerging Markets Equity Portfolio by showing the Portfolio’s year-by-year and average annual performance compared to those of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Service Shares has varied from year to year over the past 10 calendar years. Performance information does not reflect the fees or charges imposed by the Participating Insurance Companies under the Policies, and such fees will have the effect of reducing performance. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 34.36% Worst Quarter: 12/31/08 -31.03%

Average Annual Total Returns
(for the periods ended December 31, 2011)

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Service Shares	11/4/97	-18.00%	3.16%	15.44%	8.58%

Investor Shares	5/1/06	-17.79%	3.42%	N/A	4.86%

MSCI EM Index (reflects no deduction for fees, expenses or taxes)		-18.42%	2.40%	13.86%	7.76% (Service) 3.54% (Investor)

Prospectus29

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since November 2001.

Rohit Chopra, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since May 2007.

Erik McKee, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since July 2008.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 44.

30Prospectus

 Lazard Retirement Series Summary Section

▲

Lazard Retirement Developing Markets Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*	.35%	.35%

Total Annual Portfolio Operating Expenses	1.60%	1.35%

Fee waiver and Expense Reimbursement**	.05%	.05%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.55%	1.30%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2013, to the extent Total Annual Portfolio Operating Expenses exceed 1.55% and 1.30% of the average daily net assets of the Portfolio’s Service Shares and Investor Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver in year one only. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$158	$500

Investor Shares	$132	$423

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.

Prospectus31

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries (also known as “developing markets”).

Emerging market countries include all countries represented by the MSCI EM Index, which currently includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The Investment Manager employs a relative growth investment philosophy that is based on value creation through the process of bottom-up stock selection. The Investment Manager’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters. The Investment Manager’s selection process focuses on growth and considers the sustainability of growth and the trade off between valuation and growth.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value, such as investor perception. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Non-U.S. securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than U.S. dollars carry the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held in the Portfolio.

The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-U.S. countries and companies in which the Portfolio invests. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, the capital markets in the U.S. and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue or worsen.

The Portfolio invests in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Performance Bar Chart and Table

Because the Portfolio has not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Kevin O’Hare, portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team

Peter Gillespie, portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams

32Prospectus

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 44.

Prospectus33

 Lazard Retirement Series Summary Section

▲

Lazard Retirement Emerging Markets Equity Blend Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.05%	1.05%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*	.55%	.55%

Total Annual Portfolio Operating Expenses	1.85%	1.60%

Fee Waiver and Expense Reimbursement**	.25%	.25%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.60%	1.35%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2013, to the extent Total Annual Portfolio Operating Expenses exceed 1.60% and 1.35% of the average daily net assets of the Portfolio’s Service Shares and Investor Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver in year one only. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$163	$557

Investor Shares	$137	$481

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.

34Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, including common stocks, ADRs and GDRs, of non-U.S. companies whose principal activities are located in emerging market countries.

Emerging market countries include all countries represented by the MSCI EM Index, which currently includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The Investment Manager allocates the Portfolio’s assets between the Investment Manager’s emerging markets relative value and relative growth investment strategies. In the emerging markets relative value strategy, assets are invested in companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The strategy typically focuses on companies with a market capitalization of greater than $3 billion. In the emerging markets relative growth strategy, the Investment Manager employs a relative growth investment philosophy that is based on value creation through the process of bottom-up stock selection. The Investment Manager’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters. The Investment Manager’s selection process focuses on growth and considers the sustainability of growth and the trade off between valuation and growth. A premium may be paid for higher, sustainable growth.

The Investment Manager currently intends to maintain an allocation of approximately 40%-60% of the Portfolio’s assets in each strategy, but the allocation ranges could change in the future without prior notice to shareholders. The Investment Manager will make allocation decisions between the strategies based on quantitative and qualitative analysis through proprietary software models. Quantitative analysis includes, among others, statistical analysis of portfolio risks, factor dependencies and trading tendencies. Qualitative analysis includes, among others, analysis of the global economic environment as well as internal and external research on individual securities, portfolio holdings, attribution factors, behavioral patterns and overall market views and scenarios. The Investment Manager will periodically review the allocation of Portfolio assets between the strategies and modify the relative weightings to emphasize risk or to seek to mitigate risk exposures.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value, such as investor perception. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Non-U.S. securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than U.S. dollars carry the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held in the Portfolio.

The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-U.S. countries and companies in which the Portfolio invests. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, the capital markets in the U.S. and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue or worsen.

The Portfolio invests a portion of its assets in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The Portfolio also invests a portion of its assets in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Prospectus35

The Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation between the investment strategies. The Investment Manager’s evaluations and assumptions underlying its allocation decisions may differ from actual market conditions.

Performance Bar Chart and Table

Because the Portfolio has not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analyst

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team

Kevin O’Hare, portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team

Jai Jacob, portfolio manager/analyst on the Investment Manager’s Multi Strategy team

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 44.

36Prospectus

 Lazard Retirement Series Summary Section

▲

Lazard Retirement Multi-Asset Targeted Volatility Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.85%	.85%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*	.27%	.27%

Total Annual Portfolio Operating Expenses	1.37%	1.12%

Fee Waiver and Expense Reimbursement**	.32%	.32%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.05%	.80%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2013, to the extent Total Annual Portfolio Operating Expenses exceed 1.05% and .80% of the average daily net assets of the Portfolio’s Service Shares and Investor Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver in year one only. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$107	$402

Investor Shares	$ 82	$324

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.

Prospectus37

Principal Investment Strategies

The Investment Manager allocates the Portfolio’s assets among various U.S. and non-U.S. equity and fixed-income strategies managed by the Investment Manager in proportions consistent with the Investment Manager’s evaluation of various economic and other factors designed to estimate probabilities, including volatility. The Investment Manager will make allocation decisions among the strategies based on quantitative and qualitative analysis using a number of different tools, including proprietary software models and input from the Investment Manager’s research analysts.

A principal component of the Investment Manager’s investment process for the Portfolio is volatility management. The Investment Manager generally will seek to achieve, over a full market cycle, a level of volatility in the Portfolio’s performance of approximately 10%. Volatility, a risk measurement, measures the magnitude of up and down fluctuations in the value of a financial instrument or index over time.

Initially the Investment Manager expects to allocate the Portfolio’s assets among the Investment Manager’s quantitative equity, U.S. equity concentrated and U.S. core fixed-income strategies. The quantitative equity strategy emphasizes the creation of a low volatility equity portfolio that is expected to meet or exceed index returns while realizing lower risk as measured by the standard deviation of total returns; the strategy generally invests in U.S. and non-U.S. equity securities of companies across all economic sectors without adherence to any market capitalization benchmark. The U.S. equity concentrated strategy consists of listed U.S. equity securities (typically 15 to 35), typically with market capitalizations over $350 million, which the Investment Manager believes are financially productive and which are selected through fundamental analysis and accounting validation. The U.S. core fixed-income strategy consists of fixed- income securities of listed U.S. companies selected by the Investment Manager utilizing bottom up and top down analysis.

The Portfolio may invest in equity securities of U.S. and non-U.S. companies, U.S. and non-U.S. debt securities, currencies and related instruments and structured notes.

The Portfolio also may invest in common stock of exchange-traded open-end management investment companies and similar products, which generally pursue a passive index-based strategy (commonly known as exchange-traded funds or “ETFs”).

The Portfolio may invest in securities of any size or market capitalization. The Portfolio is not limited to securities of any particular quality or investment grade and, as a result, the Portfolio may invest significantly in securities rated below investment grade (“junk bonds”) or securities that are unrated. Additionally, the Portfolio is not restricted to investments in debt securities of any particular maturity or duration.

The Portfolio may, but is not required to, enter into futures contracts, swap agreements and forward contracts, and may write put and covered call options on securities, indexes and currencies, for hedging purposes.

38Prospectus

Principal Investment Risks

The Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation among investment strategies. The Investment Manager’s evaluations and assumptions underlying its allocation decisions may differ from actual market conditions. While the Investment Manager generally will seek to achieve, over a full market cycle, the level of volatility in the Portfolio’s performance as described above, there can be no guarantee that this will be achieved; actual or realized volatility for any particular period may be materially higher or lower depending on market conditions. In addition, the Investment Manager’s efforts to manage the Portfolio’s volatility can be expected, in a period of generally positive equity market returns, to reduce the Portfolio’s performance below what could be achieved without seeking to manage volatility and, thus, the Portfolio would generally be expected to underperform market indices that do not seek to achieve a specified level of volatility. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value, such as investor perception.

Non-U.S. securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than U.S. dollars carry the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held in the Portfolio.

While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The Portfolio’s investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Shares of ETFs in which the Portfolio invests may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent NAV.

Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivative transactions.

Derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Swap agreements, forward currency contracts, over-the-counter options on currencies and structured notes are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the futures contracts and exchange-traded options and other derivatives transactions in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security, index, currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Whether or not the Portfolio engages in currency

Prospectus39

derivatives transactions, the Portfolio may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Performance Bar Chart and Table
Because the Portfolio has not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager

Jai Jacob, portfolio manager/analyst on the Investment Manager’s Multi Strategy team, has been with the Portfolio since inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 44.

40Prospectus

 Lazard Retirement Series Summary Section

▲

Lazard Retirement Capital Allocator Opportunistic
Strategies Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses (including substitute dividend expenses on securities sold short)*	.44%	.44%

Acquired Fund Fees and Expenses (Underlying Funds)*	.31%	.31%

Total Annual Portfolio Operating Expenses	2.00%	1.75%

Fee Waiver and Expense Reimbursement**	.42%	.42%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.58%	1.33%

*	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2013, to the extent Total Annual Portfolio Operating Expenses exceed 1.27% and 1.02% of the average daily net assets of the Portfolio’s Service Shares and Investor Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver in year one only. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$161	$587

Investor Shares	$135	$510

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.

Prospectus41

Principal Investment Strategies

The Portfolio utilizes an asset allocation strategy to invest in a global portfolio of uncorrelated assets that can include exposure, through underlying vehicles, to stocks, bonds, commodities and other investments.

The Portfolio invests primarily in common stock of exchange-traded open-end management investment companies and similar products, which generally pursue a passive index-based strategy (commonly known as ETFs), as well as actively managed closed-end management investment companies (“closed-end funds”) and exchange-traded notes (“ETNs” and collectively with ETFs and closed-end funds, “Underlying Funds”). ETFs and ETNs in which the Portfolio may invest include both ETFs and ETNs designed to correlate directly with an index and ETFs and ETNs designed to correlate inversely with an index and may include actively-managed ETFs. The Portfolio, through Underlying Funds in which it invests, may invest in non-U.S. companies (including those in emerging markets), and the Portfolio also may invest directly in equity and debt securities in addition to its investments in Underlying Funds. The Portfolio’s investment portfolio is concentrated in a relatively small number of holdings (generally 10 to 30). Investors can invest directly in Underlying Funds and do not need to invest in Underlying Funds through mutual funds or separately managed accounts.

The Portfolio may, but is not required to, effect short sales of securities; enter into futures contracts on indexes, commodities, interest rate and currencies; enter into equity, total return and currency swap agreements, and forward currency contracts; and write put and covered call options on securities (including ETFs and ETNs), indexes and currencies, for hedging purposes or to seek to increase returns, including as a substitute for purchasing an Underlying Fund.

Principal Investment Risks

While stocks (including those in which the Underlying Funds invest) have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value, such as investor perception. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Shares of ETFs and closed-end funds in which the Portfolio invests may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs and closed-end funds may trade at prices at, below or above their most recent NAV. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. The Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and closed-end funds in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not regulated under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make periodic interest payments.

The Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs and closed-end funds unless an ETF or a closed-end fund has received an exemptive order from the Securities and Exchange Commission (the “SEC”) on which the Portfolio may rely or an exemption is available.

Non-U.S. securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than U.S. dollars carry the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held in the Portfolio.

Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile.

42Prospectus

However, the capital markets in the U.S. and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue or worsen.

The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines.

Because the Portfolio may invest in a smaller number of issuers than other, more diversified, investment portfolios, the Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Short sales may involve substantial risks. Short sales of securities expose the Portfolio to the risk that it will be required to “cover” the short position at a time when the underlying security has appreciated in value, thus resulting in a loss to the Portfolio that could be substantial.

Derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Swap agreements, forward currency contracts and over-the-counter options on securities (including options on ETFs and ETNs), indexes and currencies are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the futures contracts and exchange-traded options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Whether or not the Portfolio engages in currency derivatives transactions, the Portfolio may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Performance Bar Chart and Table

Because the Portfolio has not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

David R. Cleary, portfolio manager/analyst on the Investment Manager’s Capital Allocator Series team

Christopher Komosa, portfolio manager/analyst on the Investment Manager’s Capital Allocator Series team

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 44.

Prospectus43

 Lazard Retirement Series Additional Information about the Portfolios

▲

Purchase and Sale of Portfolio Shares

Portfolio shares are currently offered only to Participating Insurance Companies. Portfolio shares may be sold each business day by the separate accounts of the Participating Insurance Companies.

Tax Information

Owners of the Policies offered by the separate accounts of Participating Insurance Companies should consult the prospectuses or other disclosure documents of the separate accounts regarding the federal tax consequences of investing in a Portfolio through a separate account.

Financial Intermediary Compensation

Payments to Participating Insurance Companies and Financial Intermediaries

The Portfolios and the Investment Manager and its affiliates may pay Participating Insurance Companies, or their affiliates, for the sale of Portfolio shares and related services. Participating Insurance Companies, or their affiliates, may pay broker-dealers or other financial intermediaries that sell Policies for the sale of shares of a Portfolio and related services. When received by a Participating Insurance Company, such payments may be a factor that the Participating Insurance Company considers in including a Portfolio as an investment option in its Policies. The prospectus or other disclosure document for the Policies may contain additional information about these payments. When received by a financial intermediary, such payments may create a conflict of interest by influencing the financial intermediary and salespersons to recommend a Portfolio over other mutual funds available as investment options under a Policy. Ask the salesperson or visit the financial intermediary’s website for more information.

44Prospectus

 Lazard Retirement Series Additional Information About Principal Investment Strategies and Principal
 Investment Risks

Overview

The Fund consists of thirteen separate Portfolios. Only Lazard Retirement U.S. Strategic Equity Portfolio, Lazard Retirement U.S. Small-Mid Cap Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement Emerging Markets Equity Portfolio and Lazard Retirement Multi-Asset Targeted Volatility Portfolio are currently in operation. Shares of the other Portfolios may be offered upon request.

Each Portfolio has its own investment objective, strategies, and risk/return and expense profile. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing.

Each Portfolio other than Lazard Retirement Multi-Asset Targeted Volatility Portfolio and Lazard Retirement Capital Allocator Opportunistic Strategies Portfolio has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide its shareholders with at least 60 days’ prior notice of any change with respect to this policy.

Information on the recent strategies and holdings of each Portfolio that has commenced operations can be found in the current annual/semi-annual report (see back cover).

The Portfolios are intended to be funding vehicles for VA contracts and VLI policies offered by the separate accounts of the Participating Insurance Companies. Not all Portfolios or share classes may be available through a particular Policy. Individuals may not purchase Portfolio shares directly from the Fund. The Policies are described in the separate account prospectuses, over which the Fund assumes no responsibility. The investment objective and policies of a Portfolio may be similar to other funds/portfolios managed or advised by the Investment Manager. However, the investment results of a Portfolio may be higher or lower than, and there is no guarantee that the investment results of a Portfolio will be comparable to, any other funds/portfolios managed or advised by the Investment Manager. Portfolio shares may also be offered to certain qualified pension and retirement plans and to accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Differences in tax treatment or other considerations may cause the interests of Policy owners and Eligible Plan participants investing in a Portfolio to conflict. The Board monitors each Portfolio for any material conflicts and determines what action, if any, should be taken. For information about Eligible Plan investing, call (800) 823-6300.

Additional Information About Principal Investment Strategies

The following information supplements, and should be read together with, the information about each Portfolio’s principal investment strategies contained in the “Summary Section.”

Lazard Retirement U.S. Equity Value Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of relatively large U.S. companies with market capitalizations generally in the range of companies included in the Russell 1000 Value Index at the time of initial purchase by the Portfolio that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Lazard Retirement U.S. Strategic Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Ordinarily, the market capitalizations of the Portfolio’s investments will be within the range of companies included in the S&P 500 Index (ranging from approximately $1.2 billion to $559 billion as of April 2, 2012).

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of small to mid capitalization U.S. companies. Because “small-mid cap companies” are defined in part by reference to an index, the market capitalization of companies in which the Portfolio invests may vary with market conditions. The Investment Manager is not required to sell a company’s securities from the Portfolio’s holdings when the capitalization of that company increases such that the company no longer meets the definition of a “small-mid cap company.”

The Investment Manager believes that contribution of ideas from multiple sources within the firm benefits the generation of investment ideas for consideration by the Portfolio’s portfolio management team. Companies selected for investment in the Portfolio generally have, in the Investment Manager’s opinion, one or more of the following characteristics:

•	sustainable returns

Prospectus45

•	strong free cash flow with balance sheet flexibility

•	attractive valuation, utilizing peer group and historical comparisons

Lazard Retirement Global Listed Infrastructure Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of infrastructure companies and concentrates its investments in industries represented by infrastructure companies. Infrastructure companies typically derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the generation, production, transmission, sale or distribution of energy or natural resources used to produce energy; distribution, purification and treatment of water; provision of communications services and media; management, ownership and/or operation of infrastructure assets or construction, development or financing of infrastructure assets, such as pipelines, toll roads, airports, railroads or ports. Infrastructure companies also include energy-related companies organized as master limited partnerships (“MLPs”) and their affiliates, and the Portfolio may invest up to 25% of its net assets in these energy-related MLPs and their affiliates.

The Portfolio seeks to focus its investments in a subset of infrastructure securities that are considered “preferred infrastructure” securities by the Investment Manager. Generally, the Investment Manager considers securities that are more likely to exhibit certain desirable characteristics, such as longevity of the issuer, lower risk of capital loss and revenues linked to inflation, to be “preferred infrastructure” securities.

The Portfolio considers a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. as doing a substantial amount of business outside the U.S. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Lazard Retirement International Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of relatively large non-U.S. companies with market capitalizations in the range of companies included in the MSCI EAFE Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The allocation of the Portfolio’s assets among geographic sectors, and between developed and emerging market countries, may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Lazard Retirement International Equity Select Portfolio

The Portfolio invests primarily in equity securities, including ADRs and GDRs, common stocks, preferred stocks and convertible securities, of relatively large non-U.S. companies with market capitalizations in the range of companies included in the MSCI EAFE Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Lazard Retirement International Strategic Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of non-U.S. companies whose principal activities are located in countries represented by the MSCI EAFE Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Portfolio may invest in companies of any size, and the market capitalizations of companies in which the Portfolio invests may vary with market conditions. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Lazard Retirement International Small Cap Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of relatively small non-U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Because “small non-U.S. companies” are defined in part by reference to an index, the market capitalization of companies in which the Portfolio invests may vary with market conditions. The Investment Manager is not required to sell a company’s securities from the Portfolio’s holdings when

46Prospectus

the capitalization of the company increases so that the company no longer meets the definition of a “small non-U.S. company.” Securities selected for investment in the Portfolio generally have, in the Investment Manager’s opinion, one or more of the following characteristics:

•	the potential to become a larger factor in the company’s business sector

•	significant debt but high levels of free cash flow

•	a relatively short corporate history with the expectation that the business may grow

The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may invest up to 20% of its assets in equity securities of larger companies.

Lazard Retirement Emerging Markets Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of non-U.S. companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Lazard Retirement Developing Markets Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of non-U.S. companies whose principal activities are located in emerging market countries (also known as “developing markets”). The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Lazard Retirement Emerging Markets Equity Blend Portfolio

The Portfolio invests primarily in equity securities, including common stocks, ADRs and GDRs, preferred stocks and convertible securities, of non-U.S. companies whose principal activities are located in emerging market countries. The allocation among emerging market countries within the emerging markets relative value and relative growth strategies may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Lazard Retirement Multi-Asset Targeted Volatility Portfolio

The Investment Manager will make allocation decisions among the various U.S. and non-U.S. equity strategies based on quantitative and qualitative analysis using a number of different tools, including proprietary software models and input from the Investment Manager’s research analysts. Quantitative analysis includes, in part, statistical analysis of portfolio risks and performance characteristics, factor dependencies and trading tendencies. Qualitative analysis includes, in part, analysis of the global economic environment as well as internal and external research on individual securities, portfolio holdings, attribution factors, behavioral patterns and overall market views and scenarios.

The Investment Manager engages in fundamental analysis (including credit analysis) while taking into account macroeconomic and other considerations in selecting investment opportunities. The allocation among the Investment Manager’s quantitative equity managed volatility, U.S. equity concentrated and U.S. core fixed-income strategies or to other strategies may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions, and at any given time the Portfolio’s assets may not be allocated to all strategies. The investment philosophy employed for the Portfolio is based on an understanding that the current economic environment can be coupled with research into the drivers of (and risks to) outperformance in the strategies in which the Portfolio invests to create a blend of strategies aligned with the economic cycle.

Prospectus47

The Portfolio may invest in:

•	equity securities of U.S. and non-U.S. companies, including common stocks and depositary receipts and shares

•

debt securities issued or guaranteed by governments, government agencies or supranational bodies or U.S. and non-U.S. companies or other private-sector entities, including fixed and/or floating rate investment grade and non-investment grade bonds (“junk bonds”), convertible securities, commercial paper, collateralized debt obligations, short- and medium-term obligations and other fixed-income obligations

•	currencies and related instruments and structured notes

Lazard Retirement Capital Allocator Opportunistic Strategies Portfolio

The Investment Manager believes that over the long term, and on a risk-adjusted basis, there is no one size fits all approach to asset allocation and that historical relationships coupled with market insights can help develop a global view to identify and anticipate certain secular and cyclical changes. The Investment Manager employs a multi-variable investment strategy incorporating both quantitative and qualitative factors to generate the Portfolio’s asset allocation decisions.

The Portfolio’s investments generally are categorized by the Investment Manager as falling within the following four categories: thematic, diversifying assets, discounted assets and contrarian/opportunistic. The Investment Manager makes allocation changes in the Portfolio’s investments based on a forward looking assessment of capital markets using a risk/reward and probability methodology.

All Portfolios

Under adverse market conditions, a Portfolio could pursue a defensive strategy by investing some or all of its assets in money market securities to seek to avoid or mitigate losses.

Additional Information About Principal Investment Risks

The following information supplements, and should be read together with, the information about each Portfolio’s principal investment risks contained in the “Summary Section.”

Lazard Retirement Global Listed Infrastructure Portfolio

Infrastructure companies also may be affected by or subject to:

•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

•	inexperience with and potential losses resulting from a developing deregulatory environment;

•	costs associated with compliance with and changes in environmental and other regulations; and

•	technological innovations that may render existing plants, equipment or products obsolete.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.

Lazard Retirement Capital Allocator Opportunistic Strategies Portfolio

Many ETFs have received an exemptive order from the SEC providing an exemption from the 1940 Act limits on the amount of assets that may be invested in ETFs and closed-end funds, and the Portfolio’s reliance on an order is conditioned on compliance with certain conditions of the order. If an exemptive order has not been received and an exemption is not available under the 1940 Act, the Portfolio will be limited in the amount it can invest in Underlying Funds that are registered investment companies to: (1) 3% or less of an Underlying Fund’s voting shares, (2) an Underlying Fund’s shares in value equal to or less than 5% of the Portfolio’s assets and (3) shares of Underlying Funds in the aggregate in value equal to or less than 10% of the Portfolio’s total assets.

A contrarian/opportunistic strategy is susceptible to the risk that the Investment Manager’s determinations of

48Prospectus

opportunities in market anomalies do not materialize as expected so that investments using this strategy do not increase in value (and may lose value).

Lazard Retirement U.S. Equity Value Portfolio,

Lazard Retirement U.S. Strategic Equity Portfolio,

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio,

Lazard Retirement Global Listed Infrastructure Portfolio,

Lazard Retirement International Equity Select Portfolio and

Lazard Retirement Developing Markets Equity Portfolio

Because a Portfolio may invest in a smaller number of issuers than other, more diversified, investment portfolios, the Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

All Portfolios

In pursuing a temporary defensive strategy, a Portfolio may forgo more profitable investment strategies and, as a result, may not achieve its stated investment objective.

You should be aware that the Portfolios:

•	are not bank deposits

•	are not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation

•	are not guaranteed to achieve their stated goals

Prospectus49

 Lazard Retirement Series Fund Management

▲

Investment Manager

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the Investment Manager of each Portfolio. The Investment Manager provides day-to-day management of each Portfolio’s investments and assists in the overall management of the Fund’s affairs. The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $141 billion as of December 31, 2011. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the relevant Portfolio’s average daily net assets. The investment management fees are accrued daily and paid monthly. For the fiscal year ended December 31, 2011, the Investment Manager waived all of its management fee with respect to Lazard Retirement U.S. Strategic Equity Portfolio.

Name of Portfolio	Investment Management Fee Payable

Retirement U.S. Equity Value Portfolio	.70%

Retirement U.S. Strategic Equity Portfolio	.70%

Retirement U.S. Small-Mid Cap Equity Portfolio	.75%

Retirement Global Listed Infrastructure Portfolio	.90%

Retirement International Equity Portfolio	.75%

Retirement International Equity Select Portfolio	.85%

Retirement International Strategic Equity Portfolio	.75%

Retirement International Small Cap Equity Portfolio	.75%

Retirement Emerging Markets Equity Portfolio	1.00%

Retirement Developing Markets Equity Portfolio	1.00%

Retirement Emerging Markets Equity Blend Portfolio	1.05%

Retirement Multi-Asset Targeted Volatility Portfolio	.85%

Retirement Capital Allocator Opportunistic Strategies Portfolio	1.00%

A discussion regarding the basis for the approval of the investment management agreement between the Fund, on behalf of the Portfolios, and the Investment Manager is available in the Fund’s annual report to shareholders for the year ended December 31, 2011 (for Lazard Multi-Asset Targeted Volatility Portfolio, the discussion will be available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2012).

The Investment Manager has a contractual agreement to waive its fee and, if necessary, reimburse each Portfolio through April 30, 2013, to the extent Total Annual Portfolio Operating Expenses exceed the amounts shown below (expressed as a percentage of the average daily net assets of the Portfolio’s Service Shares and Investor Shares), exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios.

Name of Portfolio	Service Shares	Investor Shares

Retirement U.S. Equity Value Portfolio	1.00%	.75%

Retirement U.S. Strategic Equity Portfolio	1.00%	.75%

Retirement U.S. Small-Mid Cap Equity Portfolio	1.25%	1.00%

Retirement Global Listed Infrastructure Portfolio	1.55%	1.30%

Retirement International Equity Portfolio	1.25%	1.00%

Retirement International Equity Select Portfolio	1.40%	1.15%

Retirement International Strategic Equity Portfolio	1.40%	1.15%

Retirement International Small Cap Equity Portfolio	1.38%	1.13%

Retirement Emerging Markets Equity Portfolio	1.60%	1.35%

Retirement Developing Markets Equity Portfolio	1.55%	1.30%

Retirement Emerging Markets Equity Blend Portfolio	1.60%	1.35%

Retirement Multi-Asset Targeted Volatility Portfolio	1.05%	.80%

Retirement Capital Allocator Opportunistic Strategies Portfolio*	1.27%	1.02%

*

The addition of Acquired Fund Fees and Expenses will cause Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement to exceed the maximum amounts of 1.27% and 1.02% for Service Shares and Investor Shares, respectively, agreed to by the Investment Manager.

50Prospectus

Portfolio Management

The Investment Manager manages the Portfolios on a team basis. The team is involved in all levels of the investment process. This team approach allows for every portfolio manager to benefit from the views of his or her peers. Each portfolio management team is comprised of multiple team members. Although their roles and the contributions they make may differ, each member of the team participates in the management of the respective Portfolio. Members of each portfolio management team discuss the Portfolio, including making investment recommendations, overall portfolio composition, and the like. Research analysts perform fundamental research on issuers (based on, for example, sectors or geographic regions) in which the Portfolio may invest.

The names of the persons who are primarily responsible for the day-to-day management of the assets of the Portfolios are as follows:

Retirement U.S. Equity Value Portfolio—J. Richard Tutino, Martin Flood, Andrew D. Lacey#, Nicholas Sordoni and Ronald Temple

Retirement U.S. Strategic Equity Portfolio—Christopher H. Blake and Robert A. Failla (each since May 2007), Martin Flood (since May 2011), Andrew D. Lacey# (since May 2003) and Ronald Temple (since February 2009)

Retirement U.S. Small-Mid Cap Equity Portfolio—Daniel Breslin (since May 2007), Michael DeBernardis and Robert A. Failla (each since October 2010) and Andrew D. Lacey## (since May 2003)

Retirement Global Listed Infrastructure Portfolio—John Mulquiney and Warryn Robertson

Retirement International Equity Portfolio—Michael G. Fry (since November 2005), Michael A. Bennett and Michael Powers (each since May 2003) and John R. Reinsberg#

Retirement International Equity Select Portfolio—Michael G. Fry, Michael A. Bennett, James M. Donald, Kevin J. Matthews, Michael Powers and John R. Reinsberg##

Retirement International Strategic Equity Portfolio—Mark Little, Michael A. Bennett, Robin O. Jones, Brian Pessin and John R. Reinsberg##

Retirement International Small Cap Equity Portfolio—Brian Pessin, Edward Rosenfeld and John R. Reinsberg##

Retirement Emerging Markets Equity Portfolio—James M. Donald (since November 2001), Rohit Chopra (since May 2007), Erik McKee (since July 2008) and John R. Reinsberg##

Retirement Developing Markets Equity Portfolio—Kevin O’Hare, Peter Gillespie, James M. Donald† and John R. Reinsberg##

Retirement Emerging Markets Equity Blend Portfolio—James M. Donald#, Kevin O’Hare and Jai Jacob

Retirement Multi-Asset Targeted Volatility Portfolio—Jai Jacob

Retirement Capital Allocator Opportunistic Strategies Portfolio—David R. Cleary and Christopher Komosa

#	In addition to his oversight responsibility, Mr. Donald, Mr. Lacey or Mr. Reinsberg, as the case may be, is a member of the portfolio management team.

##

As a Deputy Chairman of the Investment Manager, Mr. Lacey or Mr. Reinsberg, as the case may be, is ultimately responsible for overseeing this Portfolio but is not responsible for its day-to-day management.

†	As head of the Emerging Markets Group, Mr. Donald is ultimately responsible for overseeing this Portfolio but is not responsible for its day-to-day management.

Unless otherwise indicated, each portfolio manager has served in that capacity since the relevant Portfolio’s inception (for Portfolios that have not yet commenced operations, the listed portfolio managers are anticipated to serve upon commencement of operations).

Biographical Information of Principal Portfolio Managers

Michael A. Bennett, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s International Equity teams. Prior to joining the Investment Manager in 1992, Mr. Bennett was an international equity analyst with General Electric Investment Corporation and worked at Keith Lippert Associates and Arthur Andersen & Company. Mr. Bennett has been working in the investment field since 1987 and is a Chartered Financial Analyst (“CFA”) Charterholder.

Christopher H. Blake, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s U.S. Equity teams. Mr. Blake joined the Investment Manager in 1995, when he began working in the investment field as a research analyst for the Investment Manager.

Prospectus51

Daniel Breslin, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s U.S. Small-Mid Cap Equity and U.S. Mid Cap Equity teams. He began working in the investment field in 1992. Prior to joining the Investment Manager in 2002, Mr. Breslin was with Guardian Life and New York Life.

Rohit Chopra, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, focusing on consumer and telecommunications research and analysis. He began working in the investment field in 1996. Prior to joining the Investment Manager in 1999, Mr. Chopra was with Financial Resources Group, Deutsche Bank and Morgan Stanley.

David R. Cleary, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Capital Allocator Series team and provides oversight to the U.S. Fixed Income platform. Prior to joining the Investment Manager in 1994, Mr. Cleary was with Union Bank of Switzerland and IBJ Schroeder. Mr. Cleary is a CFA Charterholder.

Michael DeBernardis, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s U.S. Small-Mid Cap Equity and Global Small Cap Equity teams. Prior to joining the Investment Manager in 2005, Mr. DeBernardis was a Senior Equity Analyst at Systematic Financial Management L.P. and a Market Data Analyst at Salomon Smith Barney. He began working in the investment field in 1996.

James M. Donald, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining the Investment Manager in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

Robert A. Failla, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s U.S. Equity teams. Prior to joining the Investment Manager in 2003, he was a portfolio manager with AllianceBernstein. He began working in the investment field in 1993 and is a CFA Charterholder.

Martin Flood, a Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s U.S. Equity teams. Prior to joining the Investment Manager in 1996, Mr. Flood was a Senior Accountant with Arthur Andersen LLP. He began working in the investment field in 1993.

Michael G. Fry, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams. Prior to joining the Investment Manager in 2005, Mr. Fry held several positions at UBS Global Asset Management, including Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981.

Peter Gillespie, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team. Prior to joining the Investment Manager in 2007, he was a portfolio manager at Newgate Capital, LLP, GE Asset Management and an analyst at Sintra Capital Corp. Mr. Gillespie is a CFA Charterholder.

Jai Jacob, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Multi Strategy team. Mr. Jacob began working in the investment field in 1998 when he joined the Investment Manager.

Robin O. Jones, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s International Strategic Equity team. Prior to rejoining the Investment Manager in 2007, Mr. Jones was a portfolio manager for Bluecrest Capital Management since 2006. Mr. Jones initially joined the Investment Manager in 2002, when he began working in the investment field.

Christopher Komosa, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Capital Allocator Series team. Prior to joining the Investment Manager in 2006, Mr. Komosa was with Permal Asset Management, Pinnacle International Management, Caxton Associates and Graham Capital. Mr. Komosa is a CFA Charterholder.

Andrew D. Lacey, a Deputy Chairman of the Investment Manager, is responsible for oversight of U.S. and Global

52Prospectus

strategies. He also is a portfolio manager/analyst on various of the Investment Manager’s U.S. Equity and Global Equity teams. Mr. Lacey joined the Investment Manager in 1996, and has been working in the investment field since 1995.

Mark Little, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s International Strategic Equity team. Prior to joining the Investment Manager in 1997, Mr. Little was a manager with the Coopers & Lybrand corporate finance practice. He began working in the investment field in 1992.

Kevin J. Matthews, a Director of the Investment Manager, is a portfolio manager/analyst on the International Equity Select team. Prior to joining the International Equity Select team, Mr. Matthews was a research analyst with a background in financial, automotive, aerospace and capital goods sectors. He began working in the investment field in 2001 when he joined the Investment Manager.

Erik McKee, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, focusing on the materials and industrials sectors. He began working in the investment field in 1996. Prior to joining the Investment Manager in 1999, Mr. McKee was with Bank of America and Unibanco in Sao Paulo, Brazil.

John Mulquiney is a portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure team. Prior to joining the Investment Manager in August 2005, Mr. Mulquiney worked at Tyndall Australia and in the Asset and Infrastructure Group at Macquarie Bank, where he undertook transactions and developed valuation models for airports, electricity generators, rail projects and health infrastructure. Mr. Mulquiney is a CFA Charterholder.

Kevin O’Hare, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team, focusing on the technology, health care, telecommunications and consumer discretionary sectors. He began working in the investment field in 1991. Prior to joining the Investment Manager in 2001, Mr. O’Hare was with Merrill Lynch and Moore Capital Management. Mr. O’Hare is a CFA Charterholder.

Brian Pessin, a Managing Director of the Investment Manager is a portfolio manager/analyst on the Investment Manager’s Global, International and European Small Cap Equity teams. Prior to joining the Investment Manager in 1999, Mr. Pessin was associated with Dawson, Samberg Capital Management, Gabelli & Company and Auerbach, Grayson & Co. He has been working in the investment field since 1994 and is a CFA Charterholder.

Michael Powers, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams. He began working in the investment field in 1990 when he joined the Investment Manager.

John R. Reinsberg, a Deputy Chairman of the Investment Manager, is responsible for oversight of International and Global strategies. He also is a portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams. Prior to joining the Investment Manager in 1992, he served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. Mr. Reinsberg began working in the investment field in 1981.

Warryn Robertson is a portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure team. Prior to joining the Investment Manager in April 2001, Mr. Robertson spent three years with Capital Partners, an independent advisory house, where he was an associate director developing business valuations for infrastructure assets and other alternative equity investments including airports, toll roads, timber plantations, power stations and coal mines. Mr. Robertson is a member of the Securities Institute of Australia and the Institute of Chartered Accountants.

Edward Rosenfeld, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global, International and European Small Cap Equity teams. He began working in the investment industry in 1996. Prior to joining the Investment Manager in 2001, Mr. Rosenfeld was an analyst with J.P. Morgan.

Nicholas Sordoni, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s U.S. Equity Value team. Prior to joining the Investment Manager in 2002, Mr. Sordoni was an Equity Research Associate at Credit Suisse First Boston covering

Prospectus53

the health care industry. Mr. Sordoni began working in the investment field in 1997. Mr. Sordoni is a CFA Charterholder.

Ronald Temple, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s U.S. Equity teams and the Global Equity Select team. He also is a Co-Director of Research and has primary research coverage of the financials sector. Mr. Temple joined the Investment Manager in 2001 and has been working in the investment field since 1991.

J. Richard Tutino, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s U.S. Equity Value and U.S. Equity Select teams. Prior to joining the Investment Manager in 1997, Mr. Tutino was associated with Thorsell, Parker Partners and Dreman Value Management. He is a member of the New York Society of Security Analysts and a CFA Charterholder.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolios is contained in the Fund’s Statement of Additional Information (“SAI”).

Administrator

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as each Portfolio’s administrator.

Distributor

Lazard Asset Management Securities LLC (the “Distributor”) acts as distributor for the Fund’s shares.

Custodian

State Street acts as custodian of the Portfolios’ investments. State Street may enter into subcustodial arrangements on behalf of the Portfolios for the holding of non-U.S. securities.

54Prospectus

 Lazard Retirement Series Account Policies

▲

Buying Shares

Portfolio shares are currently offered only to separate accounts of Participating Insurance Companies. Individuals may not purchase shares directly from the Fund. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company for more information about buying Portfolio shares.

Share purchase orders from separate accounts received in proper form by the Participating Insurance Company prior to the time a Portfolio calculates its NAV on a given business day are priced at the Portfolio’s NAV calculated on such day, provided that the order, and Federal Funds in the net amount of such order, are received by the Fund in proper form on the next business day. The Participating Insurance Company is responsible for properly transmitting purchase orders and Federal Funds. The Fund may refuse or restrict purchase requests for Portfolio shares if, in the judgment of the Fund’s management, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio’s total assets).

Lazard Retirement Emerging Markets Equity Portfolio Closed to New Participants

Effective as of the close of business on July 19, 2010, the Portfolio was closed to investment through new insurance companies. Investors may continue to invest and open new accounts in the Portfolio through Participating Insurance Companies with Policies through which the Portfolio was available as of July 19, 2010. Currently, no investors other than those purchasing through these Participating Insurance Companies may purchase shares of the Portfolio.

The Fund may make certain exceptions or otherwise modify this policy at any time. The Fund also reserves the right to further close the Portfolio to investors at any time (including to current investors) or to open the Portfolio to all eligible investors at any future date.

For questions about the Portfolio, please call (800) 823-6300.

Market Timing/Excessive Trading

Each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Excessive trading, market timing or other abusive trading practices may disrupt investment management strategies and harm performance and may create increased transaction and administrative costs that must be borne by the Portfolios and their investors, including those not engaged in such activity. In addition, such activity may dilute the value of Portfolio shares held by long-term investors. The Board has approved policies and procedures with respect to frequent purchases and redemptions of Portfolio shares that are intended to discourage and prevent these practices, including regular monitoring of trading activity in Portfolio shares. The Fund will not knowingly accommodate excessive trading, market timing or other abusive trading practices.

The Fund routinely reviews Portfolio share transactions and seeks to identify and deter abusive trading practices. The Fund monitors for transactions that may be harmful to a Portfolio, either on an individual basis or as part of a pattern of abusive trading practices. Each Portfolio reserves the right to refuse, with or without notice, any purchase request that could adversely affect the Portfolio, its operations or its investors, including those requests from any Participating Insurance Company with respect to any separate account or Policy owner who, in the Fund’s view, is likely to engage in excessive trading, market timing or other abusive trading practices. Where, after consultation with the Participating Insurance Company, a particular Policy owner appears to be engaged in abusive trading practices, the Fund will seek to restrict future purchases of Portfolio shares by that Policy owner. The Fund may deem a Policy owner to be engaged in abusive trading practices without advance notice and based on information unrelated to the specific trades in the account. For instance, the Fund may determine that the Policy owner’s account is linked to another account that was previously restricted or a third party intermediary may provide information to the Fund with respect to a particular Policy owner that is of concern to the Fund. Accounts under common ownership, control or perceived affiliation may be considered together for purposes of determining a pattern of excessive trading practices. Generally, a Policy owner who effects transacations that appear to coincide with a market timing strategy may be deemed to be engaged in excessive trading. In certain

Prospectus55

cases, the Fund may deem a single “roundtrip” trade or exchange (redeeming or exchanging a Portfolio’s shares followed by purchasing or exchanging into shares of that Portfolio) as a violation of the Fund’s policy against abusive trading practices. The Fund’s actions may not be subject to appeal.

To discourage attempts to arbitrage pricing of international securities (among other reasons), the Board has adopted policies and procedures providing that if events materially affecting the value of securities occur between the close of the exchange or market on which the securities are principally traded and the time when a Portfolio’s NAV is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. See “Account Policies—Calculation of Net Asset Value.” The codes of ethics of the Fund, the Investment Manager and the Distributor in respect of personal trading contain limitations on trading in Portfolio shares.

The Fund may take up to seven days to pay redemption proceeds. This may occur when, among other circumstances, the redeeming account is engaged in excessive trading or if the redemption request otherwise would be disruptive to efficient portfolio management or would otherwise adversely affect the Portfolio.

All of the policies described in this section apply uniformly to all Portfolio investors. However, while the Fund and the Investment Manager will take reasonable steps to prevent trading practices deemed to be harmful to a Portfolio by monitoring Portfolio share trading activity, they may not be able to prevent or identify such trading. If the Fund is not able to prevent abusive trading practices, such trading may disrupt investment strategies, harm performance and increase costs to all Portfolio investors, including those not engaged in such activity.

Securities trading in foreign markets are particularly susceptible to time zone arbitrage. As a result, Portfolios investing in securities trading in non-U.S. markets, including Lazard Retirement Capital Allocator Opportunistic Strategies Portfolio, which may invest in Underlying Funds that invest in securities trading in non-U.S. markets, may be at greater risk for market timing than funds that invest in securities trading in U.S. markets.

Calculation of Net Asset Value

The Fund determines the NAV of each Portfolio’s share Classes as of the close of regular session trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading. The Fund values equity securities for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Calculation of NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Fair valuing of non-U.S. securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of U.S. securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the NAV will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs. Non-U.S. securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

Distribution and Servicing Arrangements

Each Portfolio offers Service and Investor Shares. Service and Investor Shares have different investment minimums and expense ratios. The Fund has adopted a plan under rule 12b-1 (the “12b-1 plan”) that allows each Portfolio to pay the Distributor a fee, at the annual rate of 0.25% of the value of the average daily net assets of each Portfolio’s Service Shares, for distribution and services

56Prospectus

provided to holders of Service Shares. Because these fees are paid out of each Portfolio’s assets on an on-going basis, over time these recurring fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Investor Shares do not pay a rule 12b-1 fee.

Participating Insurance Companies may receive payments from the Investment Manager or the Distributor out of their own resources in connection with the Participating Insurance Companies’ offering of Portfolio shares to Policy owners and/or for providing marketing, shareholder servicing, account administration or other services. Such payments are in addition to any fees paid by the Fund pursuant to rule 12b-1.

The receipt of such payments pursuant to the rule 12b-1 plan or from the Investment Manager or Distributor could create an incentive for the Participating Insurance Companies to offer a Portfolio instead of other mutual funds where such payments are not received. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company for more information about buying and selling Portfolio shares.

Selling Shares

Portfolio shares may be sold each business day by the separate accounts of the Participating Insurance Companies. Individuals may not place sell orders directly with the Fund. Redemption orders from separate accounts received in proper form by the Participating Insurance Companies on a given business day are priced at the NAV calculated on such day, provided that the order is received by the Fund in proper form on the next business day. The Participating Insurance Companies are responsible for properly transmitting redemption orders. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company for more information about selling Portfolio shares.

Dividends, Distributions and Taxes

Income dividends and net capital gains, if any, are normally distributed annually but may be distributed more frequently. Dividends and distributions of a Portfolio will be reinvested in additional shares of the same Class of the Portfolio at NAV unless instructed otherwise by the relevant Participating Insurance Company. Each share Class of the Portfolio will generate a different dividend because each has different expenses.

Annual year end distribution estimates are expected to be available on or about November 19, 2012 at www.LazardNet.com or by calling (800) 823-6300. Estimates for any “spillback” distributions (income and/or net capital gains from the 2011 fiscal year that were not distributed by December 31, 2011) are expected to be available on or about August 6, 2012 at www.LazardNet.com or by calling (800) 823-6300.

Since each Portfolio’s shareholders are the Participating Insurance Companies and their separate accounts, this Prospectus contains no discussion as to the federal income tax consequences to Policy owners. For this information, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company. Participating Insurance Companies should consult their tax advisers about federal, state and local tax consequences.

Prospectus57

 Lazard Retirement Series Financial Highlights

▲

Financial Highlights

The financial highlights tables are intended to help you understand each Portfolio’s financial performance for the past five years of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), if any. This information has been audited by Anchin, Block & Anchin LLP, whose report, along with each Portfolio’s financial statements, is included in the annual report, which is available upon request. Performance information does not reflect the fees or charges imposed by the Participating Insurance Companies under the Policies, and such fees will have the effect of reducing the Portfolio’s total return. As of the date of this Prospectus, only Lazard Retirement Emerging Markets Equity Portfolio had issued Investor Shares.

LAZARD RETIREMENT U.S. STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Service Shares
Net asset value, beginning of year	$9.18	$8.19	$6.51	$10.17	$12.86

Income (loss) from investment operations:
Net investment income	0.10	0.06	0.06	0.10	0.07
Net realized and unrealized gain (loss)	0.08	0.99	1.69	(3.69)	(0.14)

Total from investment operations	0.18	1.05	1.75	(3.59)	(0.07)

Less distributions from:
Net investment income	(0.10)	(0.06)	(0.07)	(0.07)	(0.15)
Net realized gains	—	—	—	—	(2.47)

Total distributions	(0.10)	(0.06)	(0.07)	(0.07)	(2.62)

Net asset value, end of year	$9.26	$9.18	$8.19	$6.51	$10.17

Total Return (a)	1.96%	12.85%	26.84%	-35.28%	-0.95%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$6,008	$6,172	$5,365	$3,312	$4,959
Ratios to average net assets:
Net expenses	1.00%	1.22%	1.25%	1.25%	1.25%
Gross expenses	3.37%	3.84%	4.67%	4.88%	4.21%
Net investment income	1.04%	0.68%	1.03%	1.27%	0.62%
Portfolio turnover rate	50%	55%	79%	86%	101%

(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by Participating Insurance Companies under the Policies, and such charges will have the effect of reducing performance.

58Prospectus

LAZARD RETIREMENT U.S. SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Service Shares
Net asset value, beginning of year	$11.04	$9.68	$6.34	$9.98	$17.31

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.03	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	(1.01)	2.27	3.35	(3.63)	(0.87)

Total from investment operations	(1.02)	2.30	3.34	(3.64)	(0.89)

Less distributions from:
Net investment income	—	(0.03)	—	—	—
Net realized gains	(0.76)	(0.91)	—	—	(6.44)

Total distributions	(0.76)	(0.94)	—	—	(6.44)

Net asset value, end of year	$9.26	$11.04	$9.68	$6.34	$9.98

Total Return (a)	-9.07%	23.72%	52.68%	-36.47%	-7.20%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$180,524	$146,644	$143,821	$34,969	$62,772
Ratios to average net assets:
Net expenses	1.15%	1.18%	1.25%	1.25%	1.25%
Gross expenses	1.15%	1.18%	1.31%	1.41%	1.33%
Net investment income (loss)	-0.16%	0.29%	-0.21%	-0.11%	-0.17%
Portfolio turnover rate	98%	122%	171%	139%	102%

(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by Participating Insurance Companies under the Policies, and such charges will have the effect of reducing performance.

Prospectus59

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Service Shares
Net asset value, beginning of year	$10.28	$9.76	$8.23	$13.35	$14.89

Income (loss) from investment operations:
Net investment income	0.18	0.12	0.16	0.21	0.19
Net realized and unrealized gain (loss)	(0.93)	0.53	1.60	(5.15)	1.24

Total from investment operations	(0.75)	0.65	1.76	(4.94)	1.43

Less distributions from:
Net investment income	(0.20)	(0.13)	(0.23)	(0.14)	(0.37)
Net realized gains	—	—	—	(0.04)	(2.60)

Total distributions	(0.20)	(0.13)	(0.23)	(0.18)	(2.97)

Net asset value, end of year	$9.33	$10.28	$9.76	$8.23	$13.35

Total Return (a)	-7.27%	6.72%	21.46%	-37.02%	10.78%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$513,882	$471,030	$343,467	$284,140	$391,465
Ratios to average net assets:
Net expenses	1.12%	1.14%	1.17%	1.17%	1.18%
Gross expenses	1.12%	1.14%	1.17%	1.17%	1.18%
Net investment income	1.89%	1.41%	1.89%	2.15%	1.60%
Portfolio turnover rate	39%	53%	104%	43%	48%

(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by Participating Insurance Companies under the Policies, and such charges will have the effect of reducing performance.

60Prospectus

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Service Shares

Net asset value, beginning of year	$23.33	$19.23	$11.59	$25.64	$22.69

Income (loss) from investment operations:
Net investment income (a)	0.44	0.34	0.29	0.58	0.29
Net realized and unrealized gain (loss)	(4.64)	4.02	7.80	(12.77)	7.03

Total from investment operations	(4.20)	4.36	8.09	(12.19)	7.32

Less distributions from:
Net investment income	(0.42)	(0.26)	(0.45)	(0.47)	(0.30)
Net realized gains	—	—	—	(1.39)	(4.07)

Total distributions	(0.42)	(0.26)	(0.45)	(1.86)	(4.37)

Net asset value, end of year	$18.71	$23.33	$19.23	$11.59	$25.64

Total Return (b)	-18.00%	22.69%	69.85%	-48.72%	33.30%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$580,370	$581,859	$367,260	$168,787	$251,665
Ratios to average net assets:
Net expenses	1.42%	1.46%	1.56%	1.52%	1.57%
Gross expenses	1.42%	1.46%	1.56%	1.52%	1.57%
Net investment income	2.04%	1.66%	1.86%	2.81%	1.12%
Portfolio turnover rate	19%	27%	51%	53%	52%

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by Participating Insurance Companies under the Policies, and such charges will have the effect of reducing performance.

Prospectus61

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO (Concluded)

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Investor Shares
Net asset value, beginning of year	$23.17	$19.13	$11.55	$ 25.60	$22.71

Income (loss) from investment operations:
Net investment income (a)	0.50	0.38	0.32	0.64	0.35
Net realized and unrealized gain (loss)	(4.62)	4.01	7.79	(12.78)	7.04

Total from investment operations	(4.12)	4.39	8.11	(12.14)	7.39

Less distributions from:
Net investment income	(0.53)	(0.35)	(0.53)	(0.52)	(0.43)
Net realized gains	—	—	—	(1.39)	(4.07)

Total distributions	(0.53)	(0.35)	(0.53)	(1.91)	(4.50)

Net asset value, end of year	$18.52	$23.17	$19.13	$ 11.55	$25.60

Total Return (b)	-17.79%	23.05%	70.23%	-48.59%	33.63%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$244,320	$339,899	$170,217	$ 61,005	$145,530
Ratios to average net assets:
Net expenses	1.17%	1.21%	1.31%	1.28%	1.32%
Gross expenses	1.17%	1.21%	1.31%	1.28%	1.32%
Net investment income	2.31%	1.83%	2.03%	3.02%	1.34%
Portfolio turnover rate	19%	27%	51%	53%	52%

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by Participating Insurance Companies under the Policies, and such charges will have the effect of reducing performance.

62Prospectus

 Lazard Retirement Series Other Performance of the Investment Manager

▲

Lazard U.S. Equity Value Composite (Prior Performance of Similar Accounts)

This is not the Portfolio’s Performance

Lazard Retirement U.S. Equity Value Portfolio has not commenced operations prior to the date of this Prospectus and, therefore, does not have its own performance record. However, the Portfolio’s investment objective, policies and strategies are substantially similar to those used by the Investment Manager in advising certain discretionary accounts (the “Other Accounts”). The chart below shows the historical investment performance for a composite (the “U.S. Equity Value Composite”) of the Other Accounts (consisting of all similarly managed, fully discretionary and fee paying accounts) and for the Portfolio’s benchmark index. The U.S. Equity Value Composite should not be interpreted as indicative of the Portfolio’s future performance.

Annual Total Returns for the Year Ended December 31,	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011

U.S. Equity Value Composite	-13.3%	25.5%	16.4%	4.4%	22.3%	2.5%	-35.5%	26.4%	13.1%	-1.1%

Russell 1000 Value Index*	-15.5%	30.0%	16.5%	7.1%	22.2%	-0.2%	-36.9%	19.7%	15.5%	0.4%

Average Annual Total Returns (for the periods ended December 31, 2011)	Inception Date	One Year	Three Years	Five Years	Ten Years

U.S. Equity Value Composite	10/1/01	-1.1%	12.2%	-1.4%	4.2%

Russell 1000 Value Index*	N/A	0.4%	11.6%	-2.6%	3.9%

*

The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, has no fees or costs and is not available for investment.

Certain Other Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), which, if applicable, may have adversely affected the performance of the U.S. Equity Value Composite. The performance results of the U.S. Equity Value Composite reflect actual fees charged to the Other Accounts, except custodian fees of separately managed accounts. However, the Portfolio bears fees and operational expenses not typically borne by managed accounts (including distribution and servicing fees of Service Shares), and an investment in the Portfolio bears fees or charges imposed by the Participating Insurance Companies under their Policies. The U.S. Equity Value Composite performance would have been lower than that shown above if the Other Accounts had been subject to the fees and expenses of the Portfolio.

Additionally, although it is anticipated that the Portfolio and the Other Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. However, such differences do not alter the conclusion that the Portfolio and the Other Accounts have substantially similar investment objectives, policies and strategies.

The returns of the U.S. Equity Value Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

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Lazard U.S. Strategic Equity Composite (Prior Performance of Similar Accounts)

This is not the Portfolio’s Performance

Lazard Retirement U.S. Strategic Equity Portfolio’s investment objective, policies and strategies are substantially similar to those used by the Investment Manager in advising certain Other Accounts. The chart below shows the historical investment performance for a composite (the “U.S. Strategic Equity Composite”) of the Other Accounts (consisting of all similarly managed, fully discretionary and fee paying accounts) and for the Portfolio’s benchmark index. The U.S. Strategic Equity Composite should not be interpreted as indicative of the Portfolio’s future performance.

Annual Total Returns for the Year Ended December 31,	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011

U.S. Strategic Equity Composite	-17.2%	29.4%	19.9%	6.3%	18.1%	1.2%	-34.5%	29.2%	13.8%	1.9%

S&P 500 Index*	-22.1%	28.7%	10.9%	4.9%	15.8%	5.5%	-37.0%	26.5%	15.1%	2.1%

Average Annual Total Returns (for the periods ended December 31, 2011)	Inception Date	One Year	Three Years	Five Years	Ten Years

U.S. Strategic Equity Composite	3/1/98	1.9%	14.5%	-0.1%	4.8%

S&P 500 Index*	N/A	2.1%	14.1%	-0.3%	2.9%

*

The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

Certain Other Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code, which, if applicable, may have adversely affected the performance of the U.S. Strategic Equity Composite. The performance results of the U.S. Strategic Equity Composite reflect actual fees charged to the Other Accounts, except custodian fees of separately managed accounts. However, the Portfolio bears fees and operational expenses not typically borne by managed accounts (including distribution and servicing fees of Service Shares), and an investment in the Portfolio bears fees or charges imposed by the Participating Insurance Companies under their Policies. The U.S. Strategic Equity Composite performance would have been lower than that shown above if the Other Accounts had been subject to the fees and expenses of the Portfolio.

Additionally, although it is anticipated that the Portfolio and the Other Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flow may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. However, such differences do not alter the conclusion that the Portfolio and the Other Accounts have substantially similar investment objectives, policies and strategies.

The returns of the U.S. Strategic Equity Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

64Prospectus

Lazard U.S. Small-Mid Cap Equity Composite (Prior Performance of Similar Accounts)

This is not the Portfolio’s Performance

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio’s investment objective, policies and strategies are substantially similar to those used by the Investment Manager in advising certain Other Accounts. The chart below shows the historical investment performance for a composite (the “U.S. Small-Mid Cap Equity Composite”) of the Other Accounts (consisting of all similarly managed, fully discretionary and fee paying accounts) and for the Portfolio’s benchmark index. The U.S. Small-Mid Cap Equity Composite should not be interpreted as indicative of the Portfolio’s future performance.

Annual Total Returns for the Year Ended December 31,	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011

U.S. Small-Mid Cap Equity Composite	-19.0%	33.2%	19.8%	9.0%	20.8%	0.2%	-36.2%	55.5%	23.8%	-9.0%

Russell 2500 Index*	-17.8%	45.5%	18.3%	8.1%	16.2%	1.4%	-36.8%	34.4%	26.7%	-2.5%

Average Annual Total Returns (for the periods ended December 31, 2011)	Inception Date	One Year	Three Years	Five Years	Ten Years

U.S. Small-Mid Cap Equity Composite	5/1/00	-9.0%	20.6%	2.3%	6.7%

Russell 2500 Index*	N/A	-2.5%	18.4%	1.2%	6.6%

*

The Russell 2500 Index is comprised of the 2,500 smallest U.S. companies included in the Russell 3000 Index (which consists of the 3,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

Certain Other Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code, which, if applicable, may have adversely affected the performance of the U.S. Small-Mid Cap Equity Composite. The performance results of the U.S. Small-Mid Cap Equity Composite reflect actual fees charged to the Other Accounts, except custodian fees of separately managed accounts. However, the Portfolio bears fees and operational expenses not typically borne by managed accounts (including distribution and servicing fees of Service Shares), and an investment in the Portfolio bears fees or charges imposed by the Participating Insurance Companies under their Policies. The U.S. Small-Mid Cap Equity Composite performance would have been lower than that shown above if the Other Accounts had been subject to the fees and expenses of the Portfolio.

Additionally, although it is anticipated that the Portfolio and the Other Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. However, such differences do not alter the conclusion that the Portfolio and the Other Accounts have substantially similar investment objectives, policies and strategies.

The returns of the U.S. Small-Mid Cap Equity Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

Prospectus65

Lazard Global Listed Infrastructure Composite (Prior Performance of Similar Accounts)

This is not the Portfolio’s Performance

Lazard Retirement Global Listed Infrastructure Portfolio has not commenced operations prior to the date of this Prospectus and, therefore, does not have its own performance record. However, the Portfolio’s investment objective, policies and strategies are substantially similar to those used by the Investment Manager in advising certain Other Accounts. The chart below shows the historical investment performance for a composite (the “Global Listed Infrastructure Composite”) of the Other Accounts (consisting of all similarly managed, fully discretionary and fee paying accounts) and for the Portfolio’s benchmark indices. The Global Listed Infrastructure Composite should not be interpreted as indicative of the Portfolio’s future performance.

Annual Total Returns for the Year Ended December 31,	2007	2008	2009	2010	2011

Global Listed Infrastructure Composite	4.9%	-31.5%	21.4%	9.8%	-1.7%

UBS Global 50/50 Infrastructure & Utilities® Index*	13.6%	-32.6%	14.9%	4.3%	-0.7%

MSCI World® Index**	4.7%	-38.7%	25.7%	10.0%	-5.5%

Average Annual Total Returns (for the periods ended December 31, 2011)	Inception Date	One Year	Three Years	Five Years	Since Inception

Global Listed Infrastructure Composite	9/1/06	-1.7%	9.41%	-1.2%	1.3%

UBS Global 50/50 Infrastructure & Utilities Index*	N/A	-0.7%	5.41%	-2.8%	-0.7%

MSCI World Index**	N/A	-5.5%	9.34%	-3.5%	-1.7%

*

The UBS Global 50/50 Infrastructure & Utilities Index tracks a 50% exposure to the global developed-market utilities sector and a 50% exposure to the global developed-market infrastructure sector. The index is unmanaged, has no fees or costs and is not available for investment.

**

The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe and the Asia/Pacific region. The index is unmanaged, has no fees or costs and is not available for investment.

Certain Other Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance of the Global Listed Infrastructure Composite. The performance results of the Global Listed Infrastructure Composite reflect actual fees charged to the Other Accounts, except custodian fees of separately managed accounts. However, the Portfolio bears fees and operational expenses not typically borne by managed accounts (including distribution and servicing fees of Service Shares), and an investment in the Portfolio bears fees or charges imposed by the Participating Insurance Companies under their Policies. The Global Listed Infrastructure Composite performance would have been lower than that shown above if the Other Accounts had been subject to the fees and expenses of the Portfolio.

Additionally, although it is anticipated that the Portfolio and the Other Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. However, such differences do not alter the conclusion that the Portfolio and the Other Accounts have substantially similar investment objectives, policies and strategies.

The returns of the Global Listed Infrastructure Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

66Prospectus

Lazard International Strategic Equity Composite (Prior Performance of Similar Accounts)

This is not the Portfolio’s Performance

Lazard Retirement International Strategic Equity Portfolio has not commenced operations prior to the date of this Prospectus and, therefore, does not have its own performance record. However, the Portfolio’s investment objective, policies and strategies are substantially similar to those used by the Investment Manager in advising certain Other Accounts. The chart below shows the historical investment performance for a composite (the “International Strategic Equity Composite”) of the Other Accounts (consisting of all similarly managed, fully discretionary and fee paying accounts) and for the Portfolio’s benchmark index. The International Strategic Equity Composite should not be interpreted as indicative of the Portfolio’s future performance.

Annual Total Returns for the Year Ended December 31,	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011

International Strategic Equity Composite	-6.7%	35.7%	25.8%	18.6%	26.1%	12.4%	-40.5%	28.9%	14.4%	-9.8%

MSCI EAFE Index*	-15.9%	38.6%	20.2%	13.5%	26.3%	11.2%	-43.4%	31.8%	7.8%	-12.1%

Average Annual Total Returns (for the periods ended December 31, 2011)	Inception Date	One Year	Three Years	Five Years	Ten Years

International Strategic Equity Composite	10/1/01	-9.8%	10.0%	-2.3%	7.8%

MSCI EAFE Index*	N/A	-12.1%	7.7%	-4.7%	4.7%

*

The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

Certain Other Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance of the International Strategic Equity Composite. The performance results of the International Strategic Equity Composite reflect actual fees charged to the Other Accounts, except custodian fees of separately managed accounts. However, the Portfolio bears fees and operational expenses not typically borne by managed accounts (including distribution and servicing fees of Service Shares), and an investment in the Portfolio bears fees or charges imposed by the Participating Insurance Companies under their Policies. The International Strategic Equity Composite performance would have been lower than that shown above if the Other Accounts had been subject to the fees and expenses of the Portfolio.

Additionally, although it is anticipated that the Portfolio and the Other Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. However, such differences do not alter the conclusion that the Portfolio and the Other Accounts have substantially similar investment objectives, policies and strategies.

The returns of the International Strategic Equity Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

Prospectus67

Lazard Capital Allocator Opportunistic Strategies Composite (Prior Performance of Similar Accounts)

This is not the Portfolio’s Performance

Lazard Retirement Capital Allocator Opportunistic Strategies Portfolio has not commenced operations prior to the date of this Prospectus and, therefore, does not have its own performance record. However, the Portfolio’s investment objective, policies and strategies are substantially similar to those used by the Investment Manager in advising certain Other Accounts. The chart below shows the historical investment performance for a composite (the “Capital Allocator Opportunistic Strategies Composite”) of the Other Accounts (consisting of all similarly managed, fully discretionary and fee paying accounts) and for the Portfolio’s benchmark indices. The Capital Allocator Opportunistic Strategies Composite should not be interpreted as indicative of the Portfolio’s future performance.

Annual Total Returns for the Year Ended December 31,	2006	2007	2008	2009	2010	2011

Capital Allocator Opportunistic Strategies Composite	18.4%	16.6%	-27.8%	21.2%	14.5%	-3.3%

MSCI World Index*	20.1%	9.0%	-40.7%	30.0%	11.8%	-5.5%

Global Asset Allocation Blended Index**	13.7%	8.3%	-24.3%	20.7%	10.3%	0.3%

Average Annual Total Returns (for the periods ended December 31, 2011)	Inception Date	One Year	Three Years	Five Years	Since Inception

Capital Allocator Opportunistic Strategies Composite	9/1/05	-3.3%	10.3%	2.5%	4.5%

MSCI World Index*	N/A	-5.5%	11.1%	-2.4%	1.9%

Global Asset Allocation Blended Index**	N/A	0.3%	10.1%	1.8%	4.0%

*

The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe and the Asia/Pacific region. The index is unmanaged, has no fees or costs and is not available for investment.

**

The Global Asset Allocation Blended Index is a blended index constructed by the Investment Manager and is comprised of 60% MSCI World (Net) Index and 40% Barclays Capital U.S. Aggregate Bond® Index. The index has no fees or costs and is not available for investment.

Certain Other Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance of the Capital Allocator Opportunistic Strategies Composite. The performance results of the Capital Allocator Opportunistic Strategies Composite reflect actual fees charged to the Other Accounts, except custodian fees of separately managed accounts. However, the Portfolio bears fees and operational expenses not typically borne by managed accounts (including distribution and servicing fees of Service Shares), and an investment in the Portfolio bears fees or charges imposed by the Participating Insurance Companies under their Policies. The Capital Allocator Opportunistic Strategies Composite performance would have been lower than that shown above if the Other Accounts had been subject to the fees and expenses of the Portfolio.

Additionally, although it is anticipated that the Portfolio and the Other Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. However, such differences do not alter the conclusion that the Portfolio and the Other Accounts have substantially similar investment objectives, policies and strategies.

The returns of the Capital Allocator Opportunistic Strategies Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

68Prospectus

[This Page Intentionally Left Blank]

Wherever there’s opportunity, there’s Lazard.SM

For more information about the Portfolios, the following documents are available, free of charge, upon request:

Annual and Semi-Annual Reports (Reports):

The Fund’s annual and semi-annual reports to shareholders contain additional information on each Portfolio’s investments. In the annual report, you will find a broad discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Portfolios, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

Disclosure of Portfolio Holdings:

Each Portfolio will publicly disclose its portfolio holdings on a calendar quarter-end basis on its website accessible from http://www.lazardnet.com/lam/us/lazardfunds.shtml, approximately 14 days after such quarter end. The information will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolios’ portfolio holdings is available in the Fund’s SAI.

You can get a free copy of the Reports and the SAI at http://www.LazardNet.com, or request the Reports and the SAI and other information and discuss your questions about the Portfolios, by contacting the Fund at:

Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: (800) 823-6300
http://www.LazardNet.com

You also can review the Reports and the SAI at the Public Reference Room of the SEC in Washington, D.C. For information, call (202) 551-8090. You can get text-only copies:

•

After paying a duplicating fee, by writing the Public Reference Branch of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549-1520, or by e-mail request to publicinfo@sec.gov.

•

Free from the SEC’s website at http://www.sec.gov.

Investment Company Act file no. 811-08071

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: (800) 823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: (800) 986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, NY 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112-6300 • 800-823-6300 • www.LazardNet.com

© 2012 Lazard Retirement Series, Inc. and Lazard Asset Management Securities LLC

5/12 LZDPS020

Lazard Retirement Series

LAZARD RETIREMENT SERIES, INC.
30 Rockefeller Plaza
New York, New York 10112-6300
(800) 823-6300
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2012

Lazard Retirement Series, Inc. (the “Fund”) is a no-load, open-end management investment company known as a mutual fund. This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the current Prospectuses of the Fund, dated May 1, 2012, as may be revised from time to time (the “Prospectus”), relating to the following thirteen portfolios (individually, a “Portfolio” and collectively, the “Portfolios”):

Lazard Retirement U.S. Equity Value Portfolio (“Equity Value Portfolio”)
Lazard Retirement U.S. Strategic Equity Portfolio (“Strategic Equity Portfolio”)
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio (“Small-Mid Cap Portfolio”)
Lazard Retirement Global Listed Infrastructure Portfolio (“Global Listed Infrastructure Portfolio”)
Lazard Retirement International Equity Portfolio (“International Equity Portfolio”)
Lazard Retirement International Equity Select Portfolio (“International Equity Select Portfolio”)
Lazard Retirement International Strategic Equity Portfolio (“International Strategic Portfolio”)
Lazard Retirement International Small Cap Equity Portfolio (“International Small Cap Portfolio”)
Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Portfolio”)
Lazard Retirement Developing Markets Equity Portfolio (“Developing Markets Portfolio”)
Lazard Retirement Emerging Markets Equity Blend Portfolio (“Emerging Markets Blend Portfolio”)
Lazard Retirement Multi-Asset Targeted Volatility Portfolio (“Targeted Volatility Portfolio”)
Lazard Retirement Capital Allocator Opportunistic Strategies Portfolio (“Capital Allocator Portfolio”)

Only Strategic Equity, Small-Mid Cap, International Equity, Emerging Markets and Targeted Volatility Portfolios are currently in operation. The other Portfolios may be offered upon request.

Each Portfolio currently offers two classes of shares—Service Shares and Investor Shares. Service Shares and Investor Shares are identical, except as to the services offered to, and expenses borne by, each Class.

Shares of the Portfolios are currently offered only through variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies,” and together, “Policies”) offered by the separate accounts of certain insurance companies (“Participating Insurance Companies”). Not all Portfolios or share classes may be available through a particular Policy. Shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Differences in tax treatment or other considerations may cause the interests of Policy owners and Eligible Plan participants investing in a Portfolio to conflict. The Fund’s Board of Directors (the “Board”) will monitor each Portfolio for any material conflicts and determine what action, if any, should be taken. For information about Eligible Plan investing, or to obtain a copy of the Fund’s Prospectus, please write or call the Fund at the address and telephone number above.

The Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI.

The Fund is a Maryland corporation organized on February 13, 1997. Each Portfolio is a separate series of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio is a diversified investment company, which means that, with respect to 75% of its total assets, the Portfolio will not invest more than 5% of its total assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer.

Lazard Asset Management LLC serves as the investment manager (the “Investment Manager”) to each of the Portfolios.

Lazard Asset Management Securities LLC (the “Distributor”) is the distributor of each Portfolio’s shares.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following information supplements and should be read in conjunction with the Fund’s Prospectus.

Equity Securities

Common and preferred stocks and other equity securities, such as common limited partnership units, represent ownership interests in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Increases and decreases in earnings are usually reflected in the price of a company’s common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock and common limited partnership units, may not ordinarily have voting rights.

Preferred Stocks. There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Investment Manager also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A Portfolio may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which a Portfolio may invest will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Portfolio’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Portfolio may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Pursuant to the dividends received deduction, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities issued by domestic corporations that are paid out of earnings and profits of the issuer. However, not all traditional preferred securities pay dividends that are eligible for the dividends received deduction, including preferred securities issued by real estate investment trusts (“REITs”). Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning before January 1, 2013. There can be no assurance that favorable tax treatment of qualified dividend income will continue following December 31, 2012. However, not all traditional preferred securities will provide significant benefits under the rules relating to qualified dividend income, including preferred securities issued by REITs.

Hybrid-Preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, types of securities referred to as trust preferred securities, trust-originated preferred securities, monthly- or quarterly-income bond, debt or preferred securities, corporate trust securities and other similarly structured securities.

Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the dividends received deduction or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

In some cases traditional and hybrid securities may include loss absorption provisions that make the securities more equity like. Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely. While loss absorption language is relatively rare in the preferred market today, it may become much more prevalent.

In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another preferred structure with loss absorption characteristics is the contingent capital security (sometimes referred to as “CoCo’s”). These securities provide for mandatory conversion into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation’s capital stock at a set price for a specified period of time. Each Portfolio may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.

Initial Public Offerings. The Portfolios may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. An IPO is a company’s first offering of equity securities to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of FINRA apply to the distribution of IPOs. Companies offering securities in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons. IPO securities will be sold when the Investment Manager believes the price has reached full value. IPO securities may be sold by a Portfolio on the same day the Portfolio receives an allocation.

Fixed-Income Securities

The Targeted Volatility and Capital Allocator Portfolios may invest in fixed-income securities as described in the Prospectus. In addition, Equity Value and Strategic Equity Portfolios each may invest up to 20% of its assets in U.S. Government securities and investment grade fixed-income securities of U.S. corporations; Small-Mid Cap and International Small Cap Portfolios each may invest up to 20% of its assets in investment grade fixed-income securities; and Global Listed Infrastructure, International Equity, International Equity Select and International Strategic Portfolios each may invest up to 20% of its assets in investment grade fixed-income securities. See also “Money Market Instruments; Temporary Defensive Positions” below.

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Fixed-income securities rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P” and together with Moody’s, the “Rating Agencies”) may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. See “Lower-Rated Securities” below for a discussion of those securities.

As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates (interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. In computing the duration of a Portfolio, the Investment Manager will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other embedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a Portfolio, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the Portfolio. In general, the longer a Portfolio’s average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the “call date”) which is prior to the security’s stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Investment Manager reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Investment Manager may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

U.S. Government Securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a Portfolio’s share price is guaranteed.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA.” The value of shares of a Portfolio that invests in U.S. government obligations may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Corporate debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.

Ratings of Securities. Subsequent to its purchase by a Portfolio, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by the Portfolio. Once the rating of a portfolio security has been changed or a rated security has ceased to be rated, a Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with any investment policies described in such Portfolio’s prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Lower-Rated Securities (Targeted Volatility Portfolio only). Fixed-income securities rated below investment grade, such as those rated Ba by Moody’s or BB by S&P, and as low as those rated Caa/CCC by a Rating Agency at the time of purchase (commonly known as “high yield” or “junk bonds”), or, if unrated, deemed to be of comparable quality by the Investment Manager, though higher yielding, are characterized by higher risk. See “Appendix” for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer’s ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Such securities’ higher yield compared to yields of securities rated investment grade is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and, to the extent the Portfolio invests in such securities, will be a substantial factor in the Portfolio’s relative share price volatility. The ratings of the Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Portfolio will rely on the judgment, analysis and experience of the Investment Manager in evaluating the creditworthiness of an issuer.

Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.

Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities and will fluctuate over time. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Because there is no established retail secondary market for many of these securities, the Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Portfolio’s ability to dispose of particular issues when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value and could result in the Portfolio selling such securities at lower prices than those used in calculating the Portfolio’s net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on their value.

The Portfolio may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Portfolio does not have an arrangement with any persons concerning the acquisition of such securities, and the Investment Manager will review carefully the credit and other characteristics pertinent to such new issues.

The credit risk factors pertaining to lower rated securities also apply to lower-rated preferred, convertible, zero coupon, pay-in-kind and step up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Certain of these securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Variable and floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice. In other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Each Portfolio may purchase floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well. Each Portfolio also may purchase inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Participation Interests. Each Portfolio may purchase from financial institutions participation interests in securities in which the Portfolio may invest.

Each Portfolio may invest in corporate obligations denominated in U.S. or foreign currencies that are originated, negotiated and structured by a syndicate of lenders (“Co-Lenders”) consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the “Agent Bank”). Co-Lenders may sell such securities to third parties called “Participants.” Each Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, “participation interests”). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the “Borrower”), together with Agent Banks, are referred to herein as “Intermediate Participants.”

Each Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Portfolio, and the Borrower. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. The Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio’s rights against the Borrower, but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank’s creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

Mortgage-Related Securities (Targeted Volatility Portfolio only). Mortgage-related securities, which may be considered a form of derivative, are collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as those described below and including pass-through securities, adjustable rate mortgages, real estate investment trusts or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if the market value of the security declines, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in increased price volatility.

As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security’s return to the Portfolio. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security’s expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Portfolio’s mortgage-related securities to decrease broadly, the Portfolio’s effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. The Portfolio may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued by governmental agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), or issued by private entities. Similar to commercial mortgage-related securities, residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since 2009, FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at FNMA and FHLMC through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, Treasury or FHFA initiatives discussed above will ensure that FNMA and FHLMC will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, FNMA and FHLMC also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation or abolishment of the entities. Future legislative and regulatory action could alter the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FNMA and FHLMC, including any such mortgage-backed securities held by the Portfolio.

Commercial Mortgage-Related Securities. The Portfolio may invest in commercial mortgage-related securities which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. Similar to residential mortgage-related securities, commercial mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. These mortgage-related securities generally are constructed to provide protection to the senior classes of investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated class of securities (“Subordinated Securities”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

Subordinated Securities. The Portfolio may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (“CMOs”) and Multi-Class Pass-Through Securities. The Portfolio may invest in CMOs, which are multi-class bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, Fannie Mae or FHLMC pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or (e) any combination thereof.

Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Each of these Portfolios also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. See “Taxation.”

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. The Portfolio’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities. The Portfolio also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class received some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Private Entity Securities. The Portfolio may invest in mortgage-related securities issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio’s shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing (“CMO Residuals”).

The cash flow generated by the mortgage assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an IO class of stripped mortgage-back securities. See “Stripped Mortgage-Backed Securities” above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to stripped mortgage-back securities, in certain circumstances, the Portfolio may fail to fully recoup its initial investment in a CMO Residual.

CMO Residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO Residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO Residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, whether or not registered under the Securities Act of 1933, as amended (the “Securities Act”), CMO Residuals may be subject to certain restrictions of transferability. Ownership of certain CMO Residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser. The Investment Manager will not purchase any CMO Residual that imposes such liability on the Portfolio.

Other Mortgage-Related Securities. Other mortgage-related securities in which the Portfolio may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities (Targeted Volatility Portfolio only). The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included credit card and automobile receivables, home equity loans, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Portfolio may invest in these and other types of asset-backed securities that may be developed in the future.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

Municipal Securities (Targeted Volatility Portfolio only). Municipal Securities are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, to obtain funds for various public purposes, and include certain industrial development bonds issued by or on behalf of public authorities. Municipal Securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Securities bear fixed, floating or variable rates of interest which are determined in some instances by formulas under which the Municipal Securities’ interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.

For the purpose of diversification under the Investment Company Act of 1940, as amended (the “1940 Act”), the identification of the issuer of Municipal Securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, conditions in the Municipal Securities market, size of a particular offering, maturity of the obligation and rating of the issue and certain other factors. While, in general, Municipal Securities are tax exempt securities having relatively low yields as compared to taxable, non-Municipal Securities of similar quality, certain Municipal Securities are taxable obligations offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders of the Portfolio which are attributable to interest income received by the Portfolio from Municipal Securities generally will be subject to federal income tax. The Portfolio may invest in Municipal Securities, the ratings of which correspond with the ratings of other permissible investments for the Portfolio.

Municipal Securities include certain private activity bonds (a type of revenue bond), the income from which is subject to the federal alternative minimum tax. Certain provisions in the Internal Revenue Code of 1986, as amended (the “Code”), relating to the issuance of Municipal Securities may reduce the volume of Municipal Securities qualifying for federal tax exemption.

Floating and Variable Rate Demand Obligations. The Portfolio may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, “lease obligations”) may take the form of a lease, installment purchase or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Lease obligations have special risks not ordinarily associated with Municipal Securities. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which the Portfolio may invest may contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund’s Board of Directors (the “Board”).

Zero Coupon, Pay-In-Kind and Step Up Securities (Targeted Volatility Portfolio only). The Portfolio may invest in zero coupon securities, which are securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds; and step-up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, the Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Foreign Securities

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers, including depositary receipts, foreign government obligations and securities of supranational entities, are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. However, the capital markets in the U.S. and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue or worsen.

Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China still claim sovereignty over one another and there is a demilitarized border and hostile relations between North and South Korea. War and terrorism affect many countries, especially those in Africa and the Middle East. Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world. European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. In 2010, several EMU countries, including Greece, Ireland, Italy, Spain and Portugal, began to face budget issues, which have adversely affected the sovereign debt issued by these countries and may have negative long-term effects for the economies of those countries and other EMU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt and budget deficit to qualify for membership in the EMU. These requirements can severely limit EMU member countries’ ability to implement monetary policy to address regional economic conditions.

Because evidences of ownership of such securities usually are held outside the United States, a Portfolio will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its net asset value and thus affect the Portfolio’s net asset value on days when investors have no access to the Portfolio. Because foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Emerging Markets. Each Portfolio may invest in emerging markets as described in the Prospectus. Investments in, or economically tied to, emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a Portfolio to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

In addition, some countries in which a Portfolio may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Other than for the purpose of a Portfolio’s policy with respect to the investment of 80% of its assets, the Portfolios consider emerging market countries to include all countries represented by the Morgan Stanley Capital International (“MSCI®”) Emerging Markets Index and other countries not considered developed countries by MSCI, and investments in emerging markets may include those companies included in the MSCI Emerging Markets Index and companies with their principal business activities located in, or that have 50% or more of their assets in or revenue or net income from, emerging market countries. The MSCI Emerging Markets Index currently includes the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. For purposes of each of Emerging Markets Portfolio’s, Developing Markets Portfolio’s and Emerging Markets Blend Portfolio’s policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies whose principal business activities are located in emerging market countries, only countries included in the MSCI Emerging Markets Index are considered to be “emerging markets” (although a Portfolio may invest in other countries with its remaining assets).

Depositary Receipts. Each Portfolio, to the extent it may invest in foreign securities, may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Foreign Government Obligations; Securities of Supranational Entities. Each Portfolio, to the extent it may invest in foreign securities, may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Eurodollar and Yankee Dollar Investments (Targeted Volatility Portfolio only). Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee certificates of deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Real Estate Investment Trusts (Strategic Equity, Small-Mid Cap, Targeted Volatility and Capital Allocator Portfolios only)

Each of these Portfolios may invest in REITs. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

A Portfolio’s investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. A Portfolio might invest in a real estate company that purports to be a REIT and then the company unexpectedly could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to a Portfolio on the Portfolio’s investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above enumerated risks may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. If a REIT’s borrowers or lessees default, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Investment Companies, Exchange-Traded Funds and Exchange-Traded Notes

Investment Companies. Each Portfolio may invest, to the extent permitted under the 1940 Act, in securities issued by investment companies which principally invest in securities of the type in which the Portfolio invests. Under the 1940 Act, a Portfolio’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio’s total assets with respect to any one investment company and (iii) 10% of the Portfolio’s total assets in the aggregate (such limits do not apply to investments in money market funds). However, Section 12(d)(1)(F) of the 1940 Act provides that these provisions shall not apply to securities purchased or otherwise acquired by a Portfolio if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Portfolio and all affiliated persons of the Portfolio; and (b) the Portfolio has not offered or sold, and is not proposing to offer or sell, its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1½%. Rule 12d1-3 under the 1940 Act provides, however, that a Portfolio may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1½% provided that the sales load and any service fee charged does not exceed limits set forth in applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). In addition, if a Portfolio invests in investment companies, including any exchange-traded funds (“ETFs”) which are investment companies, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of the securities of the investment company. In addition, an investment company purchased by a Portfolio pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

In addition to the management and operational fees the Portfolios bear directly in connection with their own operation, each Portfolio will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies. The Portfolios do not intend to invest in investment companies affiliated with the Fund or the Investment Manager.

For purposes of considering a Portfolio’s status as a “diversified company” under Section 5(b)(1) of the 1940 Act, investments in other investment companies are excluded from the diversification test, in accordance with the language in Section 5(b)(1). As a result, the Capital Allocator Portfolio (which invests primarily in Underlying Funds (as defined in the Prospectus)) may hold fewer securities than other diversified mutual funds not focusing on investments in other investment companies, although the Portfolio will gain additional diversification through the Underlying Funds’ portfolios of investments. However, the Capital Allocator Portfolio does not intend to limit its investments to Underlying Funds that are “diversified companies” or to otherwise monitor the diversification of the Underlying Funds’ investments. It is currently intended that the Capital Allocator Portfolio will invest in approximately 10 to 30 Underlying Funds.

With respect to the Capital Allocator Portfolio’s investments in ETFs, the Fund may enter into an agreement with certain ETFs pursuant to Securities and Exchange Commission (“SEC”) exemptive orders obtained by the ETFs and on which the Capital Allocator Portfolio may rely. These agreements and orders also may require the Investment Manager to vote the Portfolio’s Underlying Fund shares in proportion to votes cast by other ETF stockholders.

Exchange-Traded Funds. Investments in investment companies may include shares of ETFs, which are designed to provide investment results generally corresponding to a securities index. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by each Portfolio. Moreover, a Portfolio’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Exchange-Traded Notes. Exchange-traded notes (“ETNs”) are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are listed on exchanges and generally track specified market indexes, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Master Limited Partnerships (Global Listed Infrastructure and Capital Allocator Portfolios only)

Each of these Portfolios may invest in equity securities of master limited partnerships (“MLPs”). An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or its business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Portfolio could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Each Portfolio’s investments in MLPs is anticipated to consist primarily of “qualified publicly traded partnerships” (“QPTPs”) that do not generate non-qualifying income for the purposes of satisfying the Portfolio’s “gross income test,” as further discussed in the Taxation section of this SAI.

Illiquid Securities

Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio’s investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale (such as private placements and certain restricted securities), repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-related securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. Illiquid securities may be difficult to value accurately, and a Portfolio is subject to the risk that should the Portfolio desire to sell them when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

Money Market Instruments; Temporary Defensive Positions

When the Investment Manager determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including shares of money market mutual funds, U.S. Government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations (“Money Market Instruments”). Each Portfolio also may purchase Money Market Instruments when it has cash reserves or in anticipation of taking a market position.

Repurchase Agreements. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the security itself. The Portfolios will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities.

Bank Debt Instruments. Bank debt instruments in which the Portfolios may invest consist of certificates of deposit, banker’s acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions, the accounts of which are insured by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Banker’s acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Foreign Banking Obligations (Targeted Volatility Portfolio only). Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

Commercial Paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to a Portfolio’s policy with respect to illiquid investments unless, in the judgment of the Funds, such note is considered to be liquid.

Borrowing Money

Each Portfolio may borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33⅓% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of a Portfolio’s total assets, the Portfolio will not make any additional investments. Money borrowed will be subject to interest costs.

Lending Portfolio Securities

Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Portfolio also has the right to terminate a loan at any time. The Portfolio may call the loan to vote proxies if a material issue affecting the Portfolio’s investment is to be voted upon. Loans of portfolio securities may not exceed 33⅓% of the value of the Portfolio’s total assets. The Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Investment Manager to be of good financial standing. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral.

Derivatives

Each Portfolio may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts and swap agreements, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a less expensive, quicker or more specifically focused way for the Portfolio to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio’s performance.

If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio’s return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. On February 9, 2012, the Commodity Futures Trading Commission (the “CFTC”) adopted amendments to its rules that may affect the ability of the Fund to continue to claim this exclusion. The Portfolios may be limited in their ability to use futures or options thereon or engage in swaps transactions and potentially certain types of forward transactions if the Fund continued to claim the exclusion. If the Fund were no longer able to claim the exclusion, the Investment Manager would likely become subject to registration and regulation as a commodity pool operator. The Fund and the Investment Manager are continuing to analyze the effect of these rule changes on the Fund.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Investment Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Successful use of derivatives by a Portfolio also is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant market and to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.

Pursuant to regulations and/or published positions of the SEC, a Portfolio may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to “cover” the Portfolio’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Portfolio must either set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) or maintain offsetting positions while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however (such as a “non-deliverable” forward currency contract), a Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market net obligation (i.e., the Portfolio’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a Portfolio may employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. To maintain this required cover, the Portfolio may have to sell securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. The segregation of such assets will have the effect of limiting the Portfolio’s ability to otherwise invest those assets.

Futures Transactions—In General. Each Portfolio may enter into futures contracts in U.S. domestic markets, or, except Small-Mid Cap Portfolio, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio’s net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

Specific Futures Transactions. Each Portfolio may purchase and sell stock index futures contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Each Portfolio other than Small-Mid Cap and International Equity Portfolios may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

Each Portfolio, except Small-Mid Cap Portfolio, may buy and sell foreign currency futures. A currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

Capital Allocator Portfolio may buy and sell commodity futures. A commodity futures contract is an agreement between two parties in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, weather, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors, when applicable, can be expected to impact related commodity futures contracts.

Options—In General. Each Portfolio may buy and sell (write) covered call and put options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. Each Portfolio may buy and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

As the writer (seller) of a call option, a Portfolio would receive cash (the premium) from the purchaser of the option, and the purchaser has the right to receive from the Portfolio the cash value of the underlying index or any appreciation in the underlying security over the exercise price on the expiration date or otherwise upon exercise. In effect, the Portfolio forgoes, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Portfolio with respect to which the option was written above the sum of the premium and the exercise price. For index options, this will depend, in part, on the extent of correlation of the performance of the Portfolio’s portfolio securities with the performance of the relevant index. Covered call option writing will generally limit the Portfolio’s ability to benefit from the full appreciation potential of its stock investments underlying the options, and the Portfolio retains the risk of loss (less premiums received) if the value of these stock investments declines. The Portfolio’s written call options on individual stocks will be “covered” because the Portfolio will hold the underlying stock in its portfolio throughout the term of the option. The Portfolio also will “cover” its written index call option positions by either segregating liquid assets in an amount equal to the contract value of the index or by entering into offsetting positions.

A Portfolio may write call options that are “at-the-money” (the exercise price of the option is equal to the value of the underlying index or stock when the option is written), “close-to-the-money” (with an exercise price close to the current cash value of the underlying index or the market value of the underlying security when the option is written), “out-of-the-money” (with an exercise price above the current cash value of the underlying index or the market value of the underlying security when the option is written) or “in-the-money” (with an exercise price below the current cash value of the underlying index or market value of the underlying security when the option is written), based on market conditions and other factors.

Each Portfolio, except Small-Mid Cap Portfolio, may buy and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Each Portfolio may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency (except Small-Mid Cap Portfolio) and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Successful use by a Portfolio of options will be subject to the Investment Manager’s ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Investment Manager’s predictions are incorrect, the Portfolio may incur losses.

Swap Agreements. To the extent consistent with the Portfolio’s investment objective and management policies as set forth herein, each Portfolio may enter into equity, interest rate, index, total return and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Portfolio’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

Structured Securities (Targeted Volatility Portfolio only). Structured securities are securities whose cash flow characteristics depend upon one or more indices or that have embedded forwards or options or securities where the Portfolio’s investment return and the issuer’s payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indices, interest rates, cash flows or market. When the Portfolio purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market.

Future Developments. A Portfolio may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its Prospectus or this SAI.

Foreign Currency Transactions (All Portfolios, except Small-Mid Cap Portfolio). Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

Foreign currency transactions may involve, for example, the Portfolio’s purchase of foreign currencies for U.S.

dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive. The Portfolio’s success in these transactions will depend principally on the Investment Manager’s ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Short-Selling (Capital Allocator Portfolio only). The Portfolio may engage in short sales of securities. In these transactions, the Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio, which would result in a loss or gain, respectively. The Portfolio also may make short sales “against the box,” in which the Portfolio enters into a short sale of a security it owns. Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio’s net assets. The Portfolio may not make a short-sale which results in the Portfolio having sold short in the aggregate more than 5% of the outstanding securities of any class of issuer.

Until the Portfolio closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount deposited as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

Forward Commitments

A Portfolio may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make a payment until it receives delivery from the counterparty. The Portfolio will segregate permissible liquid assets at least equal to the full notional value of its forward commitment contracts or, with respect to forward commitments that include a contractual cash settlement requirement, will segregate such assets at least equal at all times to the amount of the Portfolio’s purchase commitment. A Portfolio may engage in forward commitments to increase the Portfolio’s financial exposure to the types of securities in which it invests, which would increase the Portfolio’s exposure to changes in interest rates and will increase the volatility of its returns. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. At no time will a Portfolio have more than 33⅓% of its total assets committed to purchase securities on a forward commitment basis.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio’s net assets and its net asset value per share.

Smaller Company Securities (All Portfolios except International Equity and International Equity Select Portfolios)

The prices of securities of smaller capitalization companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies, because securities of smaller companies typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent on management for one or a few key persons, and can be more susceptible to losses and the risk of bankruptcy. In addition, securities of the small capitalization sector may be thinly traded (and therefore may have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may pose a greater chance of loss than investments in securities of larger capitalization companies.

INVESTMENT RESTRICTIONS

Under normal circumstances, each of the following Portfolios will invest at least 80% of its net assets, plus any borrowings for investment purposes, as follows (or other investments with similar economic characteristics): (i) Equity Value and Strategic Equity Portfolios—equity securities of U.S. companies; (ii) Small-Mid Cap Portfolio—equity securities of small-mid cap U.S. companies; (iii) Global Listed Infrastructure Portfolio—equity securities of infrastructure companies; (iv) International Equity, International Equity Select and International Strategic Portfolios—equity securities; (v) International Small Cap Portfolio—equity securities of small cap companies; and (vi) Emerging Markets, Developing Markets and Emerging Markets Blend Portfolios—equity securities of companies whose principal business activities are located in emerging market countries as defined in the Prospectus. Each Portfolio has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change with respect to its 80% policy.

Each Portfolio’s investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority of the Portfolio’s outstanding voting securities (as defined in the 1940 Act). In addition, each Portfolio (except as noted) has adopted investment restrictions numbered 1 through 8 as fundamental policies. However, the amendment of these restrictions to add an additional Portfolio, which amendment does not substantively affect the restrictions with respect to an existing Portfolio, will not require approval as described in the first sentence. Investment restrictions numbered 9 through 12 are not fundamental policies and may be changed, as to a Portfolio, by vote of a majority of the Fund’s Board at any time.

None of the Portfolios may:

1.

Invest more than 25% of the value of its total assets in the securities of issuers in any single industry (except that the Global Listed Infrastructure Portfolio will invest over 25% of its assets in industries represented by infrastructure companies), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.	Invest in commodities, except that a Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

3.

Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

4.

Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to more than 33⅓% of the value of the Portfolio’s total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

5.

Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, a Portfolio may lend its portfolio securities in an amount not to exceed 33⅓% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund’s Board.

6.	Act as an underwriter of securities of other issuers, except to the extent a Portfolio may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

7.

Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restrictions Nos. 2, 4, 10 and 11 may be deemed to give rise to a senior security.

8.

Purchase securities on margin, but a Portfolio may make margin deposits in connection with transactions on options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

9.	Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns as a shareholder in accordance with its views.

10.

Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings or to the extent related to investments in options, forward contracts, futures contracts and options thereon, swaps and other permissible investments, as applicable to each Portfolio (including, but not limited to, the deposit of assets in escrow and collateral or initial or variation margin arrangements).

11.	Purchase, sell or write puts, calls or combinations thereof, except as described in the Prospectus and SAI.

12.

Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

In addition, as a non-fundamental policy, each Portfolio intends (i) to comply with the diversification requirements prescribed in regulations under Section 817 (h) of the Code and (ii) to comply in all material respects with insurance laws and regulations that the Fund has been advised are applicable to investments of separate accounts of Participating Insurance Companies.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 4, however, if borrowings exceed 33⅓% of the value of a Portfolio’s total assets as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess within three days (not including Sundays and holidays).

MANAGEMENT

Board’s Oversight Role; Board Composition and Structure

The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Manager and its affiliates, have responsibility for the day-to-day management of the Portfolios, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, or its committees or delegates, interacts with and receives reports from senior personnel of service providers, including senior investment personnel of the Investment Manager, the Fund’s and the Investment Manager’s Chief Compliance Officer and portfolio management personnel with responsibility for management of the Portfolios. The Board’s Audit Committee (which consists of all of the Independent Directors, except Mr. Davidson) meets during its scheduled meetings with, and between meetings have access to, the Fund’s independent registered public accounting firm and the Fund’s Treasurer. The Board also receives periodic presentations from senior personnel of the Investment Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as trading and brokerage allocation and execution, investment research and internal audit. The Board also receives reports from counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Portfolios. In addition, the Investment Manager and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Portfolios. However, it is not possible to eliminate all of the risks applicable to the Portfolios. The Board’s oversight role does not make the Board a guarantor of the Portfolios’ investments or activities.

The 1940 Act requires that at least 40% of the Fund’s Directors be Independent Directors and as such are not affiliated with the Investment Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, 75% of the Fund’s Directors are Independent Directors. The Board does not have a Chairman, but the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas and facilitates communication among the Independent Directors, their counsel and management. The Board has determined that its leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above, is appropriate in light of the services that the Investment Manager and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Directors and Officers

Set forth in the chart below are the names and certain biographical and other information for each Director. Following the chart is additional information about the Directors’ experience, qualifications, attributes or skills.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Non-Interested Directors:

Kenneth S. Davidson (67)(3)	Director (April 1997)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Aquiline Holdings LLC, an investment manager Partner (2006 – present)

Nancy A. Eckl (49)	Director (May 2007)	American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (57 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Lester Z. Lieberman (81)	Director (April 1997)	Private Investor

Leon M. Pollack (71)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (68)	Director (April 1997)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – present)

Robert M. Solmson (64)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (51)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (51)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each Director also serves as a Director of The Lazard Funds, Inc., an open-end registered management investment company, Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc., closed-end registered management investment companies (collectively with the Fund, the “Lazard Funds,” currently comprised of 28 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager. (The Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc., Lazard World Dividend & Income Fund, Inc., Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund are referred to herein as the “Lazard Fund Complex,” which in total is comprised of 30 active investment portfolios.)

(3)

It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Portfolios, and thus an “interested person” (as defined in the 1940 Act) of the Fund. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not identified as an “interested person” (as defined in the 1940 Act) of the Fund. Mr. Davidson participates in Fund Board meetings as if his status were that of an “interested person” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

Additional information about each Director follows (supplementing the information provided in the chart above), which describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other factors considered by the Committee in identifying potential Director nominees. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Manager; Fund and independent legal counsel to the Independent Directors has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

•

Charles L. Carroll is a Deputy Chairman of the Investment Manager and Head of Global Marketing, responsible for oversight of the Investment Manager’s global marketing efforts in the Institutional, Financial Institutions, and Private Client arenas. Additionally, he serves as Chief Executive Officer, President and Director of the other Lazard Funds. Mr. Carroll joined the Investment Manager in 1993 as Senior Vice President responsible for marketing Lazard investment solutions to financial institutions worldwide. Mr. Carroll is a member of the firm’s Global Management and Investment Oversight Committees. He entered the investment field in 1987, joining Shearson Asset Management in New York City as Vice President and National Product Manager. Mr. Carroll later served as First Vice President and Consulting Services Director with Shearson Lehman Brothers. Mr. Carroll attended the University of Utah and currently sits on the Board of Trustees for the Williston Northampton School.

•

Ashish Bhutani is the Chief Executive Officer of the Investment Manager, where from June 2003 to March 2004 he served as Head of New Products and Strategic Planning. Mr. Bhutani also serves as a Vice Chairman of Lazard Ltd and is a member of its Board of Directors. Prior to joining the Investment Manager in 2003, he was Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein from 2001 through 2002, and was a member of its Global Corporate and Markets Board, and its Global Executive Committee. Prior to that, Mr. Bhutani was with Wasserstein Perella Group (the predecessor firm) from 1989 to 2001, where he was Deputy Chairman of Wasserstein Perella Group and Chief Executive Officer of Wasserstein Perella Securities. Mr. Bhutani began his career at Salomon Brothers in 1985 as a Vice President in the fixed income group.

•

Kenneth S. Davidson is a founding member of Aquiline Holdings LLC, a New York-based global investment firm. From 1977 through 1995, Mr. Davidson was the founder and managing partner of Davidson Weil Associates, and was previously a vice president and senior portfolio manager at Oppenheimer Capital Corporation. He also serves on the boards of several prominent non-profit organizations. Mr. Davidson is a graduate of Colgate University.

•

Nancy A. Eckl has over 20 years of experience working in the mutual fund/investment management field in a wide range of capacities, including investment manager selection/oversight, accounting, compliance and operations. From 1990 to 2006, Ms. Eckl was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-end mutual funds). Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors. Ms. Eckl graduated from the University of Notre Dame and is a Certified Public Accountant in the State of Texas.

•

Lester Z. Lieberman is Chairman of the Healthcare Foundation of New Jersey, an independent, endowed grant-making organization. He retired as the chief executive at Clarkson Industries, Inc., a publicly-held manufacturing company. Prior to joining Clarkson Industries, he founded Atmos Engineering Co., which was later sold to Clarkson Industries. Mr. Lieberman serves on the boards of a number of established non-profit organizations. He is a graduate of the Newark College of Engineering, and he has received honorary degrees from Clarkson University and the University of Medicine and Dentistry of New Jersey.

•

Leon M. Pollack spent 33 years in the financial community, the last 13 as a managing director of the investment firm of Donaldson, Lufkin & Jenrette. Mr. Pollack also is a board member of non-profit organizations. Mr. Pollack received his bachelor’s degree in history from Adelphi University’s College of Arts and Sciences and earned an MA in education from New York University.

•

Richard Reiss, Jr. is the founder and Chairman of Georgica Advisors LLC and its affiliated entities, Reiss Capital Management and Value Insight Partners. Previously, Mr. Reiss was Managing Partner of Cumberland Associates and its three investment funds and a Senior Vice President and Director of Research at Shearson Lehman Brothers. Mr. Reiss has served on the boards of a number of companies and non-profit organizations. He received an AB, cum laude, from Dartmouth College and a JD from New York University School of Law.

•

Robert M. Solmson is the President of Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments. Previously, Mr. Solmson was the former Chairman and Chief Executive Officer of RFS Hotel Investors, a real estate investment trust which he formed in 1993. He also served as its President. Mr. Solmson has served on the boards of a number of corporations and non-profit organizations. He graduated from Washington and Lee University.

Set forth below is the name and certain biographical and other information for the Fund’s officers (in addition to Mr. Carroll).

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Nathan A. Paul (39)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (53)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (49)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (37)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (37)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer, except Messrs. St. Clair and Trelles, serves in the same capacity for the other funds in the Lazard Fund Complex. Messrs. St. Clair and Trelles serve in the same capacity for the other Lazard Funds.

Board Committees, Share Ownership and Compensation

The Fund has standing audit and nominating committees, each comprised of its Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), other than Mr. Davidson.

The function of the audit committee is to (1) oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements, (2) assist in Board oversight of the quality and integrity of the Fund’s financial statements and the Fund’s compliance with legal and regulatory requirements relating to accounting, financial reporting, internal control over financial reporting and independent audits, (3) approve engagement of the independent registered public accounting firm and review and evaluate the qualifications, independence and performance of the independent registered public accounting firm and (4) act as a liaison between the Fund’s independent registered public accounting firm and the Board.

Nominations may be submitted only by a shareholder or group of shareholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund’s outstanding shares or (b) $500,000 of the Fund’s shares for at least one year prior to the date such shareholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a shareholder or group each calendar year. In evaluating potential nominees, including any nominees recommended by shareholders, the nominating committee takes into consideration the factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes that the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the nominating committee.

The audit committee met five times and the nominating committee did not meet during the fiscal year ended December 31, 2011.

The table below indicates the dollar range of each Director’s ownership of Portfolio shares and aggregate holdings of all of the Lazard Funds, in each case as of December 31, 2011.

Portfolio*	Ashish Bhutani	Charles L. Carroll	Kenneth S. Davidson	Nancy A. Eckl	Lester Z. Lieberman	Leon M. Pollack	Richard Reiss, Jr.	Robert M. Solmson

Equity Value Portfolio	None	None	None	None	None	None	None	None

Strategic Equity Portfolio	None	None	None	None	None	None	None	None

Small-Mid Cap Portfolio	None	None	None	None	None	None	None	None

Global Listed Infrastructure Portfolio	None	None	None	None	None	None	None	None

International Equity Portfolio	None	None	None	None	None	None	None	None

International Equity Select Portfolio	None	None	None	None	None	None	None	None

International Strategic Portfolio	None	None	None	None	None	None	None	None

International Small Cap Portfolio	None	None	None	None	None	None	None	None

Emerging Markets Portfolio	None	None	None	None	None	None	None	None

Developing Markets Portfolio	None	None	None	None	None	None	None	None

Emerging Markets Blend Portfolio	None	None	None	None	None	None	None	None

Portfolio*	Ashish Bhutani	Charles L. Carroll	Kenneth S. Davidson	Nancy A. Eckl	Lester Z. Lieberman	Leon M. Pollack	Richard Reiss, Jr.	Robert M. Solmson

Capital Allocator Portfolio	None	None	None	None	None	None	None	None

Aggregate Holdings of all Lazard Funds	Over $100,000	Over $100,000	None	$10,001- $50,000	None	None	None	None

*	Directors do not own any Portfolio shares because such shares can only be purchased by separate accounts of Participating Insurance Companies.

As of December 31, 2011, none of the Directors or his or her immediate family members owned securities of the Investment Manager or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager or the Distributor.

Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by all of the Lazard Funds: (1) an annual retainer of $100,000 ($80,000 prior to January 1, 2012), (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman, Lester Z. Lieberman, of $5,000. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The aggregate amount of compensation paid to each Director for the year ended December 31, 2011 by the Fund and by the funds in the Lazard Fund Complex (comprised of 28 active investment portfolios as of December 31, 2011), was as follows:

Director	Aggregate Compensation from the Fund	Total Compensation from the Lazard Fund Complex

Ashish Bhutani	None	None
Charles L. Carroll	None	None
Kenneth S. Davidson	$8,285	$140,500
Nancy A. Eckl	$8,178	$139,000
Lester Z. Lieberman	$7,965	$110,500
Leon M. Pollack	$7,600	$128,000
Richard Reiss, Jr.	$7,816	$134,000
Robert M. Solmson	$7,543	$127,500

The Fund does not compensate officers or Directors who are employees or affiliated persons of the Investment Manager. As of the date of this SAI, the Fund’s officers and Directors, as a group, owned less than 1% of the shares of each Portfolio.

Portfolio Managers

Team Management. Portfolio managers at the Investment Manager manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. The Investment Manager manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. The Investment Manager manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio’s component strategies (collectively, “Similar Accounts”), the Investment Manager has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of the Investment Manager’s management of a Portfolio and Similar Accounts, including the following:

1.

Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Manager may be perceived as causing accounts it manages to participate in an offering to increase the Investment Manager’s overall allocation of securities in that offering, or to increase the Investment Manager’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. These potential allocation and trading conflicts are relevant primarily for all portfolio managers of the Portfolios focusing on small capitalization companies, whose shares tend to have more limited and volatile trading than those of companies with larger market capitalizations (Small-Mid Cap and International Small Cap Portfolios).

2.

Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of the Investment Manager. Although the Investment Manager does not track each individual portfolio manager’s time dedicated to each account, the Investment Manager periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table below, most of the portfolio managers of the Portfolios manage a significant number of Similar Accounts (10 or more) in addition to the Portfolio(s) managed by them.

3.

Generally, the Investment Manager and/or some or all of a Portfolio’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since the Investment Manager and the portfolio managers do not typically invest in the Portfolios, which are designed for investment by separate accounts of Participating Insurance Companies.

4.

The portfolio managers noted in footnote (#) to the table below manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Investment Manger an incentive to favor such Similar Accounts over the corresponding Portfolios. In addition, certain hedge funds managed by the Investment Manager (but not the Portfolios’ portfolio managers) may also be permitted to sell securities short. When the Investment Manager engages in short sales of securities of the type in which a Portfolio invests, the Investment Manager could be seen as harming the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, the Investment Manager has procedures in place to address these conflicts.

Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management teams responsible for managing the Portfolios. Specifically, it shows the number of portfolios and assets managed by management teams of which each Portfolio’s portfolio manager is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies ($*)	Other Pooled Investment Vehicles ($*)	Other Accounts ($*)##

Michael A. Bennett#	9 (3.5 billion)	5 (98.4 million)	264 (9.9 billion)
Christopher H. Blake#	11 (9.4 billion)	3 (730.1 million)	65 (2.2 billion)
Daniel Breslin	9 (3.1 billion)	2 (20.4 million)	26 (704.4 million)
Rohit Chopra#	8 (16.2 billion)	18 (6.1 billion)	98 (9.0 billion)
David R. Cleary	1 (265.1 million)	3 (43.4 million)	319 (523.1 million)
Michael DeBernardis#	4 (511.3 million)	6 (441.9 million)	24 (632.4 million)
James M. Donald#	11 (18.2 billion)	21 (6.2 billion)	208 (11.1 billion)
Robert A. Failla#	13 (9.8 billion)	5 (750.5 million)	50 (2.5 billion)
Martin Flood#	17 (11.5 billion)	7 (1.1 billion)	193 (4.3 billion)
Michael G. Fry#	8 (3.0 billion)	5 (164.8 million)	225 (7.5 billion)
Peter Gillespie	4 (395.0 million)	9 (362.0 million)	9 (1.3 billion)
Jai Jacob	5 (1.5 billion)	2 (251.1 million)	7 (994.3 million)
Robin O. Jones	1 (489.6 million)	1 (4.3 million)	40 (2.5 billion)
Christopher Komosa	1 (265.1 million)	3 (43.4 million)	319 (523.1 billion)
Andrew D. Lacey#	17 (11.6 billion)	13 (1.4 billion)	194 (5.4 billion)
Mark Little	1 (489.6 million)	1 (4.3 million)	40 (2.5 billion)
Kevin J. Matthews#	2 (1.8 billion)	none	172 (3.4 billion)
Erik McKee#	8 (16.2 billion)	19 (6.1 billion)	98 (9.0 billion)
John Mulquiney	1 (110.7 million)	4 (858.1 million)	7 (1.3 billion)
Kevin O’Hare	4 (395.0 million)	9 (362.0 million)	9 (1.3 billion)
Brian Pessin#	2 (546.3 million)	7 (653.8 million)	48 (2.8 billion)
Michael Powers#	8 (3.0 billion)	4 (94.1 million)	224 (7.5 billion)
John R. Reinsberg#	6 (1.5 billion)	6 (154.9 million)	63 (5.3 billion)
Warryn Robertson#	1 (110.7 million)	6 (1.0 billion)	16 (4.1 billion)
Edward Rosenfeld#	1 (56.7 million)	6 (649.5 million)	8 (377.0 million)
John R. Senesac Jr.#	1 (11.7 million)	2 (151.7 million)	222 (2.1 billion)
Denise Simon#	2 (123.0 million)	20 (519.7 million)	13 (814.7 million)
Nicholas Sordoni	2 (297.5 million)	1 (49.6 million)	14 (739.0 million)
Ronald Temple#	11 (8.9 billion)	10 (1.1 billion)	183 (5.0 billion)
J. Richard Tutino	6 (2.1 billion)	4 (336.7 million)	128 (2.0 billion)

*	As of December 31, 2011.
#	None of the portfolio managers, except as follows, manage any accounts with respect to which the advisory fee is based on the performance of the account:

	(1)	Messrs. Bennett, Fry, Matthews and Powers manage one registered investment company with assets under management of approximately $1.8 billion.
	(2)	Messrs. Blake, Failla and Flood manage one registered investment company and one other account with assets under management of approximately $5.9 billion and $40.3 million, respectively.
	(3)	Mr. DeBernardis manages one other pooled investment vehicle with assets under management of approximately $51.6 million.
	(4)	Messrs. Chopra and McKee manage three other accounts and one pooled vehicle with assets under management of approximately $1.2 billion and $3.7 million, respectively.
(5)

Mr. Donald manages one registered investment company, three other accounts and one pooled vehicle with assets under management of approximately $1.8 billion, $1.2 billion and $3.7 million, respectively.

	(6)	Mr. Gillespie and Mr. O’Hare manage one other pooled investment vehicle with assets under management of approximately $4.0 million
	(7)	Mr. Lacey and Mr. Temple manage one registered investment company with assets under management of approximately $5.9 billion.
	(8)	Mr. Pessin and Mr. Rosenfeld manage two other pooled investment vehicles with assets under management of approximately $109.2 million.
	(9)	Mr. Reinsberg manages four other pooled investment vehicles with assets under management of approximately $127.0 million.
	(10)	Mr. Robertson manages two other accounts with assets under management of approximately $1.3 billion.

##

Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers. The Investment Manager’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to a Portfolio’s strategies. Portfolio managers responsible for managing the Portfolios may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

The Investment Manager compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by the Investment Manager or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Investment Manager’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for each Portfolio’s portfolio management team in respect of its management of the Portfolio is determined by reference to the corresponding indices listed below. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain funds managed by the Investment Manager, in shares that vest in two to three years.

Portfolio	Index

Equity Value Portfolio	Russell 1000® Value Index
Strategic Equity Portfolio	S&P 500® Index

Portfolio	Index

Small-Mid Cap Portfolio	Russell 2500® Index
Global Listed Infrastructure Portfolio	UBS Global 50/50 Infrastructure & Utilities® Index
International Equity Portfolio	MSCI Europe, Australasia and Far East (EAFE®) Index
International Equity Select Portfolio	MSCI All Country World Index ex-U.S.
International Strategic Portfolio	MSCI EAFE Index
International Small Cap Portfolio	MSCI EAFE Small Cap Index
Emerging Markets Portfolio	MSCI Emerging Markets Index
Developing Markets Portfolio	MSCI Emerging Markets Index
Emerging Markets Blend Portfolio	MSCI Emerging Markets Index
Targeted Volatility Portfolio	50/50 MSCI World Index and Barclays Capital Global Aggregate Bond Index
Capital Allocator Portfolio	MSCI World Index

Ownership of Securities. As of December 31, 2011, none of the portfolio managers owned any shares of any of the Portfolios.

Investment Manager and Investment Management Agreement

The Investment Manager, located at 30 Rockefeller Plaza, New York, NY 10112-6300, has entered into an investment management agreement (the “Management Agreement”) with the Fund on behalf of the Portfolios. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Investment Manager, a wholly-owned subsidiary of Lazard Ltd (collectively with the Investment Manager and its other affiliates, “Lazard”), is registered as an investment adviser with the SEC. The Investment Manager provides day-to-day management of the Portfolios’ investments and assists in the overall management of the Fund’s affairs. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund, the Investment Manager and the Distributor each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by a Portfolio. The Codes of Ethics restrict the personal securities transactions of employees and require portfolio managers and other investment personnel to comply with the preclearance and disclosure procedures. The primary purpose of the Codes of Ethics is to ensure that personal trading by employees does not disadvantage any Portfolio.

Under the terms of the Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund, except the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager. The Investment Manager will make available to the Portfolios such of the Investment Manager’s members, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under the Management Agreement, the Investment Manager also pays each Portfolio’s office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Portfolios, may render investment advice, management and other services to other clients.

As compensation for its services, the Fund has agreed to pay the Investment Manager an investment management fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily net asset value of the relevant Portfolio:

Portfolio	Management Fee Rate

Equity Value Portfolio	0.70%
Strategic Equity Portfolio	0.70
Small-Mid Cap Portfolio	0.75
Global Listed Infrastructure Portfolio	0.90
International Equity Portfolio	0.75

Portfolio	Management Fee Rate

International Equity Select Portfolio	0.85
International Strategic Portfolio	0.75
International Small Cap Portfolio	0.75
Emerging Markets Portfolio	1.00
Developing Markets Portfolio	1.00
Emerging Markets Blend Portfolio	1.05
Targeted Volatility Portfolio	0.85
Capital Allocator Portfolio	1.00

Through April 30, 2013, the Investment Manager has agreed to waive its management fees and, if necessary, reimburse the Portfolio, to the extent Total Annual Portfolio Operating Expenses exceed the percentage of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (investments in other investment companies) and extraordinary expenses:

	Maximum Total Portfolio Operating Expenses

Portfolio	Service Shares	Investor Shares

Equity Value Portfolio	1.00%	0.75%
Strategic Equity Portfolio	1.00	0.75
Small-Mid Cap Portfolio	1.25	1.00
Global Listed Infrastructure Portfolio	1.55	1.30
International Equity Portfolio	1.25	1.00
International Equity Select Portfolio	1.40	1.15
International Strategic Portfolio	1.40	1.15
International Small Cap Portfolio	1.38	1.13
Emerging Markets Portfolio	1.60	1.35
Developing Markets Portfolio	1.55	1.30
Emerging Markets Blend Portfolio	1.60	1.35
Targeted Volatility Portfolio	1.05	0.80
Capital Allocator Portfolio*	1.27	1.02

*

The addition of Acquired Fund Fees and Expenses will cause Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement to exceed the maximum amounts of 1.27% and 1.02% for Service Shares and Investor Shares, respectively.

For the fiscal years ended December 31, 2009, 2010 and 2011, the management fees payable by each Portfolio, the amounts waived (and reimbursed), by the Investment Manager and the net fees paid to the Investment Manager were as follows:

Portfolio	Fee Payable For Fiscal Year Ended December 31, 2009	Fee Payable For Fiscal Year Ended December 31, 2010	Fee Payable For Fiscal Year Ended December 31, 2011

Strategic Equity Portfolio	$31,517	$40,993	$43,824
Small-Mid Cap Portfolio	598,313	1,065,091	1,210,365
International Equity Portfolio	1,925,506	2,917,845	3,782,087
Emerging Markets Portfolio	3,603,220	6,717,508	9,000,421

Portfolio	Reduction in Fee for Fiscal Year Ended December 31, 2009	Reduction in Fee for Fiscal Year Ended December 31, 2010	Reduction in Fee For Fiscal Year Ended December 31, 2011

Strategic Equity Portfolio	$125,136	$125,897	$129,917
Small-Mid Cap Portfolio	47,670	—	—
International Equity Portfolio	—	—	—
Emerging Markets Portfolio	—	—	—

Portfolio	Net Fee Paid For Fiscal Year Ended December 31, 2009	Net Fee Paid For Fiscal Year Ended December 31, 2010	Net Fee Paid For Fiscal Year Ended December 31, 2011

Strategic Equity Portfolio	$(93,619)	$(84,904)	$(86,093)
Small-Mid Cap Portfolio	550,643	1,065,091	1,210,365
International Equity Portfolio	1,925,506	2,917,845	3,782,087
Emerging Markets Portfolio	3,603,220	6,717,508	9,000,421

The Management Agreement provides that each Portfolio pays all of its expenses that are not specifically assumed by the Investment Manager. Expenses attributable to each Portfolio will be charged against the assets of that Portfolio. Other expenses of the Fund will be allocated among the Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio. Expenses payable by each of the Portfolios include, but are not limited to, brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Fund; the fees and expenses of the custodian and transfer agent of the Fund; clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager or its affiliates; travel expenses of all Directors, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders. In addition, Service Shares of each Portfolio are subject to an annual distribution and servicing fee. See “Distribution and Servicing Arrangements.”

As to each Portfolio, the Management Agreement is subject to annual approval by (i) the Fund’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio, provided that in either event the continuance also is approved by a majority of the Independent Directors of the Fund or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Management Agreement is terminable without penalty, on 60 days’ notice, by the Fund’s Board or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 90 days’ notice, by the Investment Manager. The Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Proxy Voting

The Fund has delegated voting of proxies in respect of portfolio holdings to the Investment Manager, to vote the Fund’s proxies in accordance with the Investment Manager’s proxy voting policy and guidelines (the “Voting Guidelines”) that provide as follows:

•	The Investment Manager votes proxies in the best interests of its clients.

•	Unless the Investment Manager’s Proxy Committee otherwise determines, the Investment Manager votes proxies in a manner consistent with the Voting Guidelines.

•

To avoid conflicts of interest, the Investment Manager votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals (“Approved Guidelines”) or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.

•	The Investment Manager also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client’s overall best interests not to vote.

The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Investment Manager generally will:

•	vote as recommended by management in routine election or re-election of directors;

•

favor programs intended to reward management and employees for positive, long-term performance, evaluating whether the Investment Manager believes, under the circumstances, that the level of compensation is appropriate or excessive; and

•	vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Administrator, Custodian and Transfer Agent

The Fund has entered into an administrative agreement with State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for the Strategic Equity and Targeted Volatility Portfolios until each Portfolio’s net assets reach $25 million.

State Street also acts as the Fund’s custodian. As the Fund’s custodian, State Street, among other things, maintains a custody account or accounts in the name of each Portfolio; receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Portfolio and disburses the Portfolio’s assets in payment of its expenses. The custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell.

Boston Financial Data Services, Inc. (“BFDS”), P.O. Box 8154, Boston, Massachusetts 02266-8154, is the Fund’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, BFDS arranges for the maintenance of shareholder account records for each Portfolio, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for six months after a new Portfolio has commenced operations.

Distributor

Lazard Asset Management Securities LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the distributor of each Portfolio’s shares and conducts a continuous offering pursuant to a “best efforts” arrangement. As the distributor, it accepts purchase and redemption orders for Portfolio shares. In addition, the distribution agreement obligates the Distributor to pay certain expenses in connection with the offering of Portfolio shares.

After the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor also will pay for any printing and distribution of copies thereof used in connection with the offering to prospective investors.

DETERMINATION OF NET ASSET VALUE

Net asset value per share for each Class of each Portfolio is determined by State Street for the Fund on each day the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is ordinarily closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is determined by dividing the value of the total assets of the Portfolio represented by such Class, less all liabilities, by the total number of Portfolio shares of such Class outstanding.

Market values for securities listed on the NYSE, NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Except as described below, securities listed on foreign exchanges are valued at the last reported sales price; securities listed on foreign exchanges not traded on the valuation date are valued at the last quoted bid price. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m., Eastern time). Swap agreements on equity assets are valued at the equity basket price as of the close of regular trading on the NYSE on each valuation date. Forward currency contracts are valued at the current cost of offsetting the contracts. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other debt securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations. Mortgage-backed securities issued by certain government-related organizations are valued using pricing services or brokers’ quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board.

Calculation of a Portfolio’s net asset value may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the net asset value of a Portfolio is calculated. If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered. The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values. Foreign securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

PORTFOLIO TRANSACTIONS

General

Subject to the supervision of the Board, the Investment Manager is primarily responsible for the investment decisions and the placing of portfolio transactions for each Portfolio. In arranging for the Portfolios’ securities transactions, the Investment Manager is primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution. In choosing broker-dealers, the Investment Manager considers all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; the Investment Manager’s knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; the Investment Manager’s knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the SEC thereunder, the Fund’s Board has determined that securities transactions for a Portfolio may be executed through a broker-dealer that may be deemed to be an affiliate of the Investment Manager if, in the judgment of the Investment Manager, the use of the broker-dealer is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, the broker-dealer charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Purchase and sale orders for securities held by a Portfolio may be combined with those for other Portfolios in the interest of the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the Investment Manager determines that a particular security should be bought for or sold by more than one Portfolio, the Investment Manager undertakes to allocate those transactions between the participants equitably.

The portfolio turnover in the Small-Mid Cap, International Equity and Emerging Markets Portfolios was higher in 2009 than in 2010 and 2011 largely due to the market volatility during 2009, in particular, sharp increases in market prices that triggered selling activity in their portfolios.

The Portfolios listed below held securities of their regular brokers or dealers during the fiscal year ended December 31, 2011:

Portfolio	Broker/Dealer	Value on December 31, 2011 (in $000s)

Strategic Equity Portfolio	JP Morgan Chase & Co.	$103
	State Street Bank and Trust Company	223

Small-Mid Cap Portfolio	State Street Bank and Trust Company	6,979

International Equity Portfolio	State Street Bank and Trust Company	21,931

Emerging Markets Portfolio	State Street Bank and Trust Company	26,183

Research and Statistical Information

Consistent with the requirements of best execution, brokerage commissions on a Portfolio’s transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. The Investment Manager may in its discretion cause accounts to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where the Investment Manager has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to the Investment Manager’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.

The Investment Manager receives a wide range of research (including proprietary research) and brokerage services from brokers. These services include information on the economy, industries, groups of securities, and individual companies; statistical information; technical market action, pricing and appraisal services; portfolio management computer services (including trading and settlement systems); risk management analysis; and performance analysis. Broker-dealers may also supply market quotations to the Fund’s custodian for valuation purposes.

Any research received in respect of a Portfolio’s brokerage commission may be useful to the Portfolio, but also may be useful in the management of the account of another client of the Investment Manager. Similarly, the research received for the commissions of such other client may be useful for the Portfolio.

Brokerage Commissions

In connection with its portfolio securities transactions for the fiscal years ended December 31, 2009, 2010 and 2011, each Portfolio indicated below paid brokerage commissions as follows:

Year Ended December 31, 2009

Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard

Strategic Equity Portfolio	$6,546	—	—	—
Small-Mid Cap Portfolio	316,783	—	—	—
International Equity Portfolio	512,630	—	—	—
Emerging Markets Portfolio	847,279	—	—	—

Year Ended December 31, 2010

Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard

Strategic Equity Portfolio	$4,495	—	—	—
Small-Mid Cap Portfolio	334,699	—	—	—
International Equity Portfolio	550,359	—	—	—
Emerging Markets Portfolio	917,887	—	—	—

Year Ended December 31, 2011

Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard

Strategic Equity Portfolio	$5,851	—	—	—
Small-Mid Cap Portfolio	312,831	—	—	—
International Equity Portfolio	536,755	—	—	—
Emerging Markets Portfolio	765,856	—	—	—

The aggregate amount of transactions during the fiscal year ended December 31, 2011 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

Portfolio	Transaction Amount	Commissions and Concessions

Strategic Equity Portfolio	$6,393,409	$5,851
Small-Mid Cap Portfolio	345,064,861	312,831
International Equity Portfolio	454,082,661	536,755
Emerging Markets Portfolio	438,671,139	765,856

Simultaneous Investments; Overlapping Positions

Investment decisions for each Portfolio are made independently from those of the other Portfolios and other accounts managed by the Investment Manager. If, however, such other Portfolios or accounts desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio. In some cases, the Investment Manager may seek to limit the number of overlapping investments by similar Portfolios (securities of an issuer held in more than one Portfolio) so that shareholders invested in such Portfolios may achieve a more diverse investment experience. In such cases, a Portfolio may be disadvantaged by the Investment Manager’s decision to purchase or maintain an investment in one Portfolio to the exclusion of one or more other Portfolios (including a decision to sell the investment in one Portfolio so that it may be purchased by another Portfolio).

Allocations of Limited Offerings

Under the Investment Manager’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), the Investment Manager will generally allocate Limited Offering shares among client accounts, including the Portfolios, pro rata based upon the aggregate asset size (excluding leverage) of the account. The Investment Manager may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Investment Manager to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. The Investment Manager’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Fund to protect the confidentiality of the Portfolios’ holdings and prevent the selective disclosure of non-public information about such holdings. The Fund will publicly disclose the Portfolios’ holdings on a calendar quarter-end basis on its website accessible from http://www.lazardnet.com/lam/us/lazardfunds.shtml, approximately 14 days after such quarter end. The information will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

In order to avoid conflicts of interest between the Fund, on the one hand, and the Investment Manager or any affiliated person of the Fund or the Investment Manager, on the other (1) disclosure of portfolio holdings information is made only when such disclosure is in the best interest of Portfolio shareholders and the Fund has a legitimate business purpose for doing so and (2) none of the Fund or the Investment Manager or their affiliates may receive any compensation in connection with an arrangement to make portfolio holdings information available.

In accordance with the foregoing, the Fund provides portfolio holdings information to ratings services or third party service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund’s policies and procedures regarding such disclosure. Such service providers currently include the Fund’s investment manager, administrator, custodian, auditors and legal counsel and each of their respective affiliates and advisors, as well as Institutional Shareholder Services, Inc., Lipper Inc., Morningstar, Inc., Bloomberg, BNY Mellon Analytical Services, LLC, Canterbury Consulting Incorporated and Thomson Vestek, Inc. Service providers receive holdings information at a frequency appropriate to their services, which may be as frequently as daily.

Disclosure of portfolio holdings information may be authorized only by the Fund’s Chief Compliance Officer or the General Counsel of the Investment Manager, each of whom evaluates such disclosure in light of the best interests of Portfolio shareholders and any potential conflicts of interest. The service providers that receive portfolio holdings information from the Fund as described above, and any additions to this list of service providers, are reported to the Fund’s Board for its review. Any exceptions to the Fund’s portfolio holdings disclosure policy are reported to the Board.

The Investment Manager currently manages certain multi-strategy (“Multi-Strat”) investment strategies. Using these strategies, the Investment Manager’s Multi-Strat portfolio management team may allocate assets managed in separate accounts, mutual funds, private investment funds or other available vehicles among various strategies and vehicles managed by other portfolio management teams, including a Portfolio’s strategy or a similar strategy managed by a Portfolio’s portfolio management team. For example, the emerging market Multi-Strat strategy may allocate assets to certain emerging market-related strategies managed by the portfolios managers of the Fund’s emerging market-related Portfolios. The Investment Manager’s Multi-Strat portfolio management team will allocate assets to a Portfolio-related strategy in its discretion, consistent with the investment objectives and guidelines associated with the relevant client’s account. In making these allocation decisions, the Multi-Strat portfolio management team will have access to detailed information related to the underlying strategies that may not be available to other investors or clients. This includes, but is not limited to, Portfolio holdings information, transaction detail and performance information and access to the Portfolios’ portfolio management teams. The Investment Manager has implemented procedures designed to ensure that the Multi-Strat portfolio management team does not trade in a way that disadvantages other Portfolio shareholders.

BUYING AND SELLING SHARES

General. Individuals may not place purchase orders directly with the Fund. Individuals should consult a Participating Insurance Company or a financial intermediary for information on the purchase of Portfolio shares. The Fund does not issue share certificates.

Portfolio shares may be purchased and redeemed at any time by the separate accounts of the Participating Insurance Companies. Individuals may not place purchase or redemption orders directly with the Fund. The value of shares redeemed may be more or less than their original cost, depending on the Portfolio’s then-current net asset value.

The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Participating Insurance Company of a redemption request in proper form, except as provided by the rules of the SEC.

Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Portfolio’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Fund’s Board reserves the right to make payments, in whole or in part in portfolio securities or other assets of the Portfolio in cases of emergency or at any time that the Investment Manager believes a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio’s investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

Suspension of Redemptions. The right of redemption may be suspended, or the date of payment postponed: (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Portfolio’s investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the SEC by order may permit to protect the Portfolio’s shareholders.

DISTRIBUTION AND SERVICING ARRANGEMENTS

Distribution and Servicing Plan for Service Shares

Service Shares are subject to a Distribution and Servicing Plan adopted by the Fund’s Board pursuant to Rule 12b-1 (the “Rule”) adopted by the SEC under the 1940 Act which provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Pursuant to the Distribution and Servicing Plan, the Fund pays the Distributor for advertising, marketing and distributing each Portfolio’s Service Shares, and for the provision of certain services to the holders of Service Shares, a fee at the annual rate of 0.25% of the average daily net assets of the Portfolio’s Service Shares. The Distributor may make payments to Participating Insurance Companies for providing these services to Policy owners, or to certain financial institutions, securities dealers and other industry professionals for providing these services to Policy owners. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a “service fee” as defined in Conduct Rules of FINRA. Depending on a Participating Insurance Company’s corporate structure and applicable state law, the Distributor may make payments to the Participating Insurance Company’s affiliated broker-dealer or other affiliated company rather than the Participating Insurance Company itself. From time to time, the Distributor may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable under the Distribution and Servicing Plan are payable without regard to actual expenses incurred. The Fund’s Board believes there is a reasonable likelihood that the Distribution and Servicing Plan will benefit each Portfolio and holders of its Service Shares.

A quarterly report of the amounts expended under the Distribution and Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. The Distribution and Servicing Plan provides that it may not be amended to increase materially the costs which holders of Service Shares of a Portfolio may bear without such shareholders’ approval and that other material amendments of the Distribution and Servicing Plan must be approved by the Board and by the Independent Directors of the Fund who have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Servicing Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan. As to each Portfolio, the Distribution and Servicing Plan may be terminated at any time by vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, or by vote of the holders of a majority of such Portfolio’s Service Shares.

For the fiscal year ended December 31, 2011, the Portfolios paid the Distributor the amounts set forth below with respect to their Service Shares under the Distribution and Servicing Plan:

Portfolio	Amount Paid Under Distribution and Servicing Plan For Fiscal Year Ended December 31, 2011

Strategic Equity Portfolio	$15,645
Small-Mid Cap Portfolio	404,704
International Equity Portfolio	1,263,553
Emerging Markets Portfolio	1,510,254

Payments by the Investment Manager or Distributor

The Investment Manager or the Distributor may provide additional cash payments out of its own resources to Participating Insurance Companies and/or their affiliates. Such payments are in addition to any fees paid by the Fund under Rule 12b-1. These additional payments may be paid to provide shareholder servicing and administration and/or marketing and related administrative support. Investors or potential investors should contact their Participating Insurance Company for details about any payments that may be received in connection with the sale of Fund shares or the provision of services to the Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and net realized capital gains, if any, from each Portfolio generally will be declared and paid at least annually, and may be declared and paid more frequently. Dividends for each Class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Service Shares will receive lower per share dividends than Investor Shares because of the higher expenses borne by Service Shares.

TAXATION

The following is only a general summary of some of the important federal income tax considerations generally affecting the Portfolios and an investment in a Portfolio. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolios’ activities or to discuss state and local tax matters affecting the Portfolios. Investors in the Portfolios are urged to consult their own tax advisors concerning the tax implications of investments in the Portfolios.

Since the shareholders of each Portfolio are the Participating Insurance Companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the Participating Insurance Company. Accordingly, no discussion is included as to the federal income tax consequences to such shareholders or to the relevant Policy owners. For information regarding the taxation of Policy owners, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company. The discussion below assumes that the shares of each Portfolio will be respected as owned by the insurance company separate accounts. If this is not true, the person or persons determined to own the shares of a Portfolio will be currently taxed on Portfolio distributions and upon any redemption of Portfolio shares, pursuant to generally applicable rules of the Code and Treasury regulations.

Taxation of the Portfolios

Each Portfolio intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a RIC, a Portfolio will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a RIC, a Portfolio must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in QPTPs, as defined below; (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Portfolio controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of the Portfolio’s investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test. A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives at least 90% of its gross income from certain enumerated passive income sources described in Code section 7704(d), but does not include a partnership that derives 90% of its gross income from sources described in Code section 851(b)(2)(A). Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a Portfolio’s assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) treating a RIC’s foreign currency gains as non-qualifying income for purposes of the gross income test to the extent that such income is not directly related to the RIC’s principal business of investing in stock or securities.

Pursuant to the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC’s non-qualifying gross income exceeds (y) one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the current rate of 35%, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If a Portfolio were to fail to qualify as a RIC in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders (or, potentially, Policy owners) as ordinary income. In addition, a Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% is imposed on the excess, if any, of a RIC’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of a Portfolio’s ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the Portfolio is permitted to so elect and so elects) plus undistributed amounts from prior years. This excise tax, however, does not apply to a RIC whose only shareholders are separate accounts of life insurance companies supporting VA contracts and/or VLI policies, and certain other prescribed permissible shareholders. Therefore, each of the Portfolios is not expected to be subject to the excise tax.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. A Portfolio’s investments in partnerships, including in QPTPs, may result in the Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

Diversification Requirements of Section 817(h)

Each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Section 817(h) imposes certain diversification requirements on the assets of insurance company separate accounts used to fund VA contracts and/or VLI policies. Under a special “look-through” provision, if the separate account is a shareholder of a Portfolio that satisfies the Section 817(h) diversification requirements, the separate account will be treated as owning its pro rata portion of each of the assets of the Portfolio for purposes of determining the account’s satisfaction of the Section 817(h) diversification requirements. Accordingly, if a separate account’s sole investment is shares of a Portfolio, and that Portfolio satisfies the diversification requirements of Section 817(h), the separate account will be treated as having satisfied the diversification requirements of Section 817(h).

The diversification requirements of Section 817(h) are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Code. Under Section 817(h), a separate account (or underlying Portfolio) will be considered adequately diversified if, as of the end of each calendar quarter or within 30 days thereafter, (i) no more than 55% of the total assets of the separate account (or underlying Portfolio) are represented by any one investment, (ii) no more than 70% of the total assets of the separate account (or underlying Portfolio) are represented by any two investments, (iii) no more than 80% of the total assets of the separate account (or underlying Portfolio) are represented by any three investments, and (iv) no more than 90% of the total assets of the separate account (or underlying Portfolio) are represented by any four investments. Section 817(h) provides, as a safe harbor, that a separate account (or underlying Portfolio) will be treated as being adequately diversified if the asset diversification test under Subchapter M of the Code (discussed above at “Taxation of the Portfolios”) is satisfied and no more than 55% of the value of the separate account’s (or underlying Portfolio’s) total assets are cash and cash items, U.S. government securities, and securities of other RICs.

For purposes of the diversification requirements of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer.

Failure by a Portfolio to qualify as a RIC or satisfy the requirements of Section 817(h) could cause the VA contracts and the VLI policies to lose their favorable tax status and require a Policy owner to include in income any income accrued under the Policies for the current and all prior taxable years, thereby losing the benefit of tax deferral. Under certain circumstances described in applicable Treasury regulations, an inadvertent failure to satisfy the applicable diversification requirements of Section 817(h) may be corrected, but such a correction would require a payment to the Internal Revenue Service (“IRS”). Any such failure may also result in adverse tax consequences for the Participating Insurance Company issuing the Policies.

Passive Foreign Investment Companies

Portfolios that invest in foreign securities may own shares in certain foreign entities that are treated as “passive foreign investment companies” (“PFICs”), which could potentially subject such a Portfolio to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC. To avoid this treatment, each Portfolio owning PFIC shares intends to make an election to mark the gains

(and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Portfolio’s taxable year. Such gains and losses are treated as ordinary income and loss. Alternatively, a Portfolio may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF”), in which case the Portfolio will be required to include in its income annually its share of the QEF’s income and net capital gains, regardless of whether the Portfolio receives any distribution from the QEF. If the QEF incurs a loss for a taxable year, the loss will not pass through to the Portfolio and, accordingly, cannot offset other income and/or gains of the Portfolio. A Portfolio may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Portfolio’s total return.

Non-U.S. Taxes

Investment income that may be received by a Portfolio from sources within foreign countries may be subject to foreign withholding and other taxes. Tax treaties between the United States and certain countries may reduce or eliminate such taxes. It is not possible to determine at this time what a Portfolio’s effective rate of non-U.S. taxes will be in any given year.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that Portfolio actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

A Portfolio’s investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gains into ordinary income, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of a Portfolio. Because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid Portfolio-level taxation.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A Portfolio’s investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the Portfolio to accrue and distribute income not yet received. Similarly, a Portfolio’s investment in payment-in-kind securities will give rise to income which is required to be distributed even though the Portfolio receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions, a Portfolio may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Certain Higher-Risk and High Yield Securities

A Portfolio may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for a Portfolio. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a Portfolio should recognize market discount on such a debt obligation, when a Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a Portfolio may take deductions for bad debts or worthless securities and how a Portfolio shall allocate payments received on obligations in default between principal and interest. These and other related issues would be addressed by a Portfolio if it invests in such securities as part of the Portfolio’s efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Investing in Mortgage Entities

Special tax rules may apply to the investments by a Portfolio in entities which invest in or finance mortgage debt. Such investments include residual interests in real estate mortgage investment conduits (“REMIC”) and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each Portfolio not to make such investments, there is no guarantee that a Portfolio will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a Portfolio receiving excess inclusion income (“EII”) in which case a portion of its distributions will be characterized as EII. Among other potential adverse tax consequences, this can result in the applicable Portfolio being required to pay tax on the portion of its EII, if any, that is allocated to any shareholders that are disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a Portfolio and its shareholders.

Investor Tax Matters

The rules regarding the taxation of the separate accounts of Participating Insurance Companies that utilize the Portfolios as investment vehicles for VA contracts and VLI policies are complex. The foregoing is only a summary of certain material United States federal income tax consequences affecting the Portfolios. Participating Insurance Companies and Policy owners should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolios.

ADDITIONAL INFORMATION ABOUT THE FUND AND PORTFOLIOS

As of March 30, 2012, no person owned of record or was known by the Fund to own beneficially 5% or more of a Class of the indicated Portfolio’s outstanding voting securities except the following:

Name and Address	Percentage of Total Shares Outstanding

Strategic Equity Portfolio—Service Shares

The Ohio National Life Insurance Co. FBO Separate Accounts P.O. Box 237 Cincinnati, OH 45201	64%

Jefferson National Life Insurance Co. Attn: Separate Accounts 9920 Corporate Campus Drive, Suite 1000 Louisville, KY 40223-4051	15%

Pacific Life Insurance Co. 700 Newport Center Drive Newport Beach, CA 92660	9%

Small-Mid Cap Portfolio—Service Shares

The Ohio National Life Insurance Co. FBO Separate Accounts P.O. Box 237 Cincinnati, OH 45201	93%

International Equity Portfolio—Service Shares

The Ohio National Life Insurance Co. FBO Separate Accounts P.O. Box 237 Cincinnati, OH 45201	93%

Emerging Markets Portfolio—Service Shares

The Ohio National Life Insurance Co. FBO Separate Accounts P.O. Box 237 Cincinnati, OH 45201	55%

Sunlife Assurance Co. of Canada (US) P.O. Box 9134 SC4319 Wellesley Hills, MA 02481-9134	9%

AXA Equitable Life Insurance 1290 Avenue of the Americas New York, NY 10104-0101	9%

AXA Equitable Life Insurance 1290 Avenue of the Americas New York, NY 10104-0101	6%

AXA Equitable Life Insurance 1290 Avenue of the Americas New York, NY 10104-0101	5%

Emerging Markets Portfolio—Investor Shares

Fidelity Investments Life Insurance Co. FBO Fidelity Investments Variable 82 Devonshire Street Boston, MA 02109-3605	64%

Cuna Mutual Insurance Society Cuna Mutual Group Variable Annuity Account 200 Heritage Way Waverly, IA 50677-9208	24%

Empire Fidelity Investments Life Insurance Co. FBO Empire Fidelity Investments 82 Devonshire Street Boston, MA 02109-3605	5%

Nationwide Life Insurance Company PO Box 182029 Columbus, OH 43218-2029	5%

Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a Portfolio’s total outstanding shares may be deemed a “control person” (as defined in the 1940 Act) of the Portfolio.

Generally, all shares have equal voting rights and will be voted in the aggregate, and not by class, except where voting by Class is required by law or where the matter involved affects only one Class. As used in this SAI, the vote of a majority of the outstanding voting securities means, with respect to the Fund or a Portfolio, the vote of the lesser of (i) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

Because shares of the Portfolios are sold only to separate accounts of Participating Insurance Companies, Policy owners of the separate accounts direct the voting of Portfolio shares by such separate accounts. Votes in respect of Portfolio shares are passed through to Policy owners and are voted by separate accounts in accordance with instructions from their Policy owners. Votes in respect of Portfolios shares for which votes are not received from Policy owners are voted proportionally with votes received. As a result of this voting mechanism, a small number of Policy owners may determine the result of any shareholder vote in respect of Portfolio shares.

Shareholders are not entitled to any preemptive, subscription or conversion rights and are freely transferable. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by the Fund. Each share of the applicable Class of a Portfolio is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared in the discretion of the Fund’s Board. In the event of the liquidation of a Portfolio, shares of each Class of the Portfolio are entitled to receive the assets attributable to such Class of that Portfolio that are available for distribution based on the relative net assets of the applicable Class.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of independent auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office. Shareholders may remove a Director by the affirmative vote of a majority of the Fund’s outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

The Fund is a “series fund,” which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

All consideration received by the Fund for shares of one of the Portfolios, and all assets in which such consideration is invested, will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Portfolio would be treated separately from those of the other Portfolios. The Fund has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. The Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the rule.

Each Portfolio will send annual and semi-annual financial statements to its shareholders. The Fund’s Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or this SAI as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Legal matters in connection with the issuance of the shares of the Fund offered hereby have been passed upon by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982.

Anchin, Block & Anchin LLP, 1375 Broadway, New York, New York 10018, is the independent registered public accounting firm for the Fund.

APPENDIX

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P and Moody’s.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	nature of and provisions of the obligation; and

•

protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated “CC” is currently highly vulnerable to nonpayment.

A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An “NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings. A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s

Long-Term Obligations Ratings and Definitions. Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated “B” are considered speculative and are subject to high credit risk.

Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings. Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

LAZARD RETIREMENT SERIES, INC.
PART C. OTHER INFORMATION

ITEM 28.	EXHIBITS.

(a)(1)	Articles of Incorporation(1)
(a)(2)	Articles of Amendment(1)
(a)(3)	Articles Supplementary(2)
(a)(4)	Articles Supplementary(4)
(a)(5)	Articles Supplementary(5)
(a)(6)	Articles of Amendment(6)
(a)(7)	Articles Supplementary(6)
(a)(8)	Articles Supplementary(7)
(a)(9)	Articles Supplementary(8)
(a)(10)	Articles Supplementary(10)
(a)(11)	Certificate of Correction(10)
(a)(12)	Articles of Amendment(10)
(a)(13)	Articles Supplementary(11)
(a)(14)	Articles Supplementary(12)
(a)(15)	Articles Supplementary(13)
(a)(16)	Articles Supplementary(14)
(a)(17)	Articles Supplementary(14)

(b)	By-Laws(7)

(d)(1)	Investment Management Agreement, as revised(14)
(d)(2)	Expense Limitation Agreement, as revised(14)

(e)	Distribution Agreement, as revised(5)

(g)	Custodian Contract(3)

(h)(1)	Administration Agreement(1)
(h)(2)	Participation Agreements(10)
(h)(3)	Transfer Agency Agreement(3)

(i)(1)	Opinion and Consent of Counsel(1)
(i)(2)

Opinions and Consents of Counsel regarding Lazard Retirement U.S. Small Cap Equity Value Portfolio, Lazard Retirement Global Equity Income Portfolio and Lazard Retirement Capital Allocator Opportunistic Strategies Portfolio(10)

(i)(3)	Opinion and Consent of Counsel regarding Lazard Retirement Developing Markets Equity Portfolio(11)
(i)(4)	Opinion and Consent of Counsel regarding Lazard Retirement Global Listed Infrastructure Portfolio(12)
(i)(5)	Opinion and Consent of Counsel regarding Lazard Retirement Emerging Markets Equity Blend Portfolio(13)
(i)(6)	Opinion and Consent of Counsel regarding Lazard Retirement Multi-Asset Targeted Volatility Portfolio(14)

(j)	Consent of Independent Registered Public Accounting Firm*

(m)	Distribution and Servicing Plan, as revised(14)

(n)	18f-3 Plan, as revised(14)

(p)	Code of Ethics(14)

Other Exhibits:

(s)	Powers of Attorney of Board Members(9)

*	Filed herewith.

1.	Incorporated by reference from Registrant’s Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission (the “SEC”) on May 19, 1997.
2.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 9 filed with the SEC on April 30, 2001.
3.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 11 filed with the SEC on April 30, 2003.
4.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 13 filed with the SEC on December 3, 2004.
5.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 18 filed with the SEC on July 20, 2005.
6.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 24 filed with the SEC on January 30, 2006.
7.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 25 filed with the SEC on February 28, 2006.
8.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 27 filed with the SEC on February 9, 2007.
9.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 30 filed with the SEC on February 22, 2008.
10.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 32 filed with the SEC on April 29, 2008.
11.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 34 filed with the SEC on October 10, 2008.
12.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 38 filed with the SEC on February 9, 2010.
13.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 41 filed with the SEC on April 15, 2011.
14.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 44 filed with the SEC on April 9, 2012.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 30.	INDEMNIFICATION.

Reference is made to Article SEVENTH of Registrant’s Articles of Incorporation filed as Exhibit (a) and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of Registrant’s By-Laws filed as Exhibit (b) and by the following undertaking set forth in the rules promulgated by the SEC:

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Reference also is made to the Investment Management Agreement and the Distribution Agreement filed as Exhibits (d) and (e), respectively.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The descriptions of personnel of Lazard Asset Management LLC (“LAM”) under the Captions “Fund Management” in the Prospectus and “Management” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. The following is a list of the directors and senior officers of the Investment Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.

Title / Name
Directors
Kenneth M. Jacobs
Alexander F. Stern
Chief Executive Officer and Director
Ashish Bhutani
Deputy Chairmen
Charles Carroll
Andrew Lacey
John Reinsberg
Chairman USA
Robert P. DeConcini
Senior Managing Directors
Andreas Huebner
Robert Prugue
Bill Smith
Managing Directors
Jennifer Abate
Aaron Barnfather
Ardra Belitz
Michael Bennett
Christopher Blake
Nicholas Bratt
Charles Burgdorf
Irene Cheng
Henry Choon
Rohit Chopra
David Cleary
Kenneth Colton
Robert Connin
Alan Custis
Kun Deng
James Donald
Anthony Dote, Jr.
Yury Dubrovsky
Robert Failla
Michael Fry
Jeffrey Gould
Timothy Griffen
William Holzer
Peter Hunsberger

Jai Jacob
Arif Joshi
Yvette Klevan
Werner Krämer
Matthias Kruse
John Lee
Mark Little
Carmine Lizza
Gerald B. Mazzari
Keiichi Miki
Jonathan Morris
Andrew Norris
Kevin O’Hare
Nathan A. Paul
Brian Pessin
David Pizzimenti
Michael Powers
Ganesh Ramachandran
Eulogio (Joe) Ramos
Sean Reynolds
Susan Roberts
James Schachtel
Ulrich Schweiger
Brian Simon
Denise Simon
Darrin Sokol
Jeremy Taylor
Ronald Temple
Richard Tutino
Kelly Ward
Merida Welles
Christopher Whitney
David Willis
Markus van de Weyer
Louisa Vincent

ITEM 32.	PRINCIPAL UNDERWRITERS.

(a)	Lazard Asset Management Securities LLC, a Delaware limited liability company, is the principal underwriter of the Registrant and also serves as the principal underwriter of The Lazard Funds, Inc.

(b)	The following information is given regarding directors and officers of Lazard Asset Management Securities LLC, whose principal business address is 30 Rockefeller Plaza, New York, New York 10112.

Name	Position and Offices with Underwriter	Position and Offices with Registrant

Charles L. Carroll	Chief Executive Officer	President and Director

Brian D. Simon	Chief Compliance Officer	Chief Compliance Officer and Assistant Secretary

Gerald B. Mazzari	Chief Financial Officer and Chief Operating Officer	None

Nathan A. Paul	Chief Legal Officer	Secretary

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained primarily at the offices of Registrant’s custodian, State Street Bank and Trust Company. All other records so required to be maintained are maintained at the offices of LAM, 30 Rockefeller Plaza, New York, New York 10112.

ITEM 34.	MANAGEMENT SERVICES.

Not applicable.

ITEM 35.	UNDERTAKINGS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of the Registration Statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 19th day of April 2012.

LAZARD RETIREMENT SERIES, INC.

By:	/s/ Charles L. Carroll

Charles L. Carroll, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Charles L. Caroll	President and Director	April 19, 2012

Charles L. Carroll

/s/ Stephen St. Clair	Treasurer and Chief Financial Officer	April 19, 2012

Stephen St. Clair

/s/ Ashish Bhutani	Director	April 19, 2012

Ashish Bhutani

/s/ Kenneth S. Davidson*	Director	April 19, 2012

Kenneth S. Davidson

/s/ Nancy A. Eckl*	Director	April 19, 2012

Nancy A. Eckl

/s/ Lester Z. Lieberman*	Director	April 19, 2012

Lester Z. Lieberman

/s/ Leon M. Pollack*	Director	April 19, 2012

Leon M. Pollack

/s/ Richard Reiss, Jr.*	Director	April 19, 2012

Richard Reiss, Jr.

/s/ Robert M. Solmson*	Director	April 19, 2012

Robert M. Solmson

*By:	/s/ Nathan A. Paul

Attorney-in-fact, Nathan A. Paul

EXHIBIT INDEX

(j)	Consent of Independent Registered Public Accounting Firm